UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

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First Connecticut Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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March 29, 2018

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of First Connecticut Bancorp, Inc. to be held at Central Connecticut State University, Memorial Hall-Constitution Room, 1615 Stanley Street, New Britain, Connecticut 06050, on Wednesday, May 9, 2018 at 10:00 a.m. Parking will be available in Vance Garage.

The official Notice of Annual Meeting, Proxy Statement and Proxy are included with this letter. The matters listed in the Notice of Annual Meeting are more fully described in the Proxy Statement. I encourage you to take the time to review the Proxy Statement.

It is important that your shares be represented and voted at the Annual Meeting. Whether or not you attend the meeting in person and regardless of the number of shares you own, please sign and date the enclosed proxy card and return it in the enclosed postage paid envelope, so that your shares may be represented at the meeting. If you decide to attend the meeting, you may vote in person even if you have previously voted. If you are a stockholder whose shares are held by a broker or otherwise not registered in your name, you will need additional documentation from your record holder to attend and vote personally at the meeting.

Thank you for your consideration. I look forward to seeing you.

Very truly yours,

John J. Patrick, Jr.
Chairman, President and CEO

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 9, 2018.

The Company’s Proxy Statement, sample proxy card and 2018 Annual Report are available at:

www.edocumentview.com/FBNK

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held Wednesday, May 9, 2018

To the Stockholders of First Connecticut Bancorp, Inc.:

The Annual Meeting of Stockholders (the “Meeting”) of First Connecticut Bancorp, Inc., a Maryland corporation (the “Company”), will be held at Central Connecticut State University, Memorial Hall-Constitution Room, 1615 Stanley Street, New Britain, Connecticut 06050, on Wednesday, May 9, 2018, at 10:00 a.m. local time, for the following purposes:

1.	To elect three Class I Directors to serve until 2021;

2.	To consider and approve an advisory (non-binding) proposal on the Company’s executive compensation;

3.	To consider and act upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for the Company; and

4.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

Only stockholders of record at the close of business on March 16, 2018 will be entitled to notice of and to vote at the Meeting and any adjournment or postponement thereof.

It is important that your shares be represented and voted at the Meeting. PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD EVEN THOUGH YOU PLAN TO ATTEND THE MEETING. Doing so will ensure your presence by proxy and allow your shares to be voted should anything prevent your attendance in person.

By Order of the Board of Directors

Jennifer H. Daukas, Secretary

March 29, 2018

Free parking is available at the Vance Garage on Paul Manafort Drive, New Britain, Connecticut.

Memorial Hall is handicapped accessible.

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FIRST CONNECTICUT BANCORP, INC.

One Farm Glen Boulevard

Farmington, Connecticut 06032

PROXY STATEMENT

This Proxy Statement is being furnished to the holders of common stock of First Connecticut Bancorp, Inc., a Maryland corporation (“FCB”), in connection with the solicitation of proxies by the Board of Directors of FCB for the Annual Meeting of Stockholders of FCB (the “Meeting”) to be held at Central Connecticut State University, Memorial Hall-Constitution Room, 1615 Stanley Street, New Britain, Connecticut 06050, on Wednesday, May 9, 2018 at 10:00 a.m. local time, and at any adjournments and postponements thereof. This Proxy Statement and the related proxy card are being mailed on or about March 29, 2018, to holders of record of FCB’s common stock on March 16, 2018, the record date for the Meeting. As used herein, the “Company” means both FCB and Farmington Bank, its wholly-owned subsidiary and a Connecticut chartered savings bank.

GENERAL INFORMATION

Actions to Be Taken At the Meeting

At the Meeting, FCB stockholders will be asked to:

▪	Elect three directors to serve until the 2021 annual meeting of stockholders and until their successors are duly elected and qualified;
▪	Consider and approve an advisory (non-binding) proposal on the Company’s executive compensation;
▪	Ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm; and
▪	Transact such other business as may properly come before the Meeting or any adjournments thereof.

Who May Vote

You are entitled to vote the shares of FCB’s common stock that you owned as of the close of business on March 16, 2018. As of the close of business on March 16, 2018, FCB had outstanding 15,977,936 shares of common stock entitled to vote. Each share of common stock has one vote.

As provided in the FCB’s Articles of Incorporation, holders of common stock who beneficially own in excess of 10% of the outstanding shares of FCB’s common stock (the “Limit”) are not entitled to vote with respect to shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as by persons acting in concert with, such person or entity. FCB’s Articles of Incorporation authorizes the Board of Directors to (i) make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) demand that any person who is reasonably believed to beneficially own Common Stock in excess of the Limit supply information to FCB to enable the Board of Directors to implement and apply the Limit. FCB is not aware of any holders over the Limit.

Votes Required to Transact Business At the Meeting

The holders of a majority of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Meeting.

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Votes Required to Approve Each Proposal

Election of Directors (Proposal 1)

To be elected as a director, a nominee shall be elected to the Board of Directors if a majority of the votes cast are in favor of such nominee's election. A proxy card marked as abstaining with respect to the election of one or more directors will be counted for quorum purposes.

Approval of the Company’s Executive Compensation as described in the Compensation Discussion and Analysis Section and the tabular disclosure regarding named executive officer compensation (together with the accompanying narrative disclosure) in this Proxy Statement (Proposal 2)

Approval of this non-binding advisory vote on the Company’s executive compensation as described in this Proxy Statement requires the affirmative vote of the majority of all votes cast at the Meeting. Because this proposal is advisory, it will not be binding upon the Board of Directors if approved. However, the Compensation Committee and the Board of Directors will take into account the outcome of the vote when considering future executive compensation arrangements.

Ratification of Independent Registered Public Accounting Firm (Proposal 3)

To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm the affirmative vote of holders of a majority of all votes cast at the Meeting is required.

Other Items

All other proposals and other business as may properly come before the Meeting will require the affirmative vote of a majority of the votes cast, except as otherwise required by statute or our Articles of Incorporation.

How to Vote Shares Held Directly by the Stockholder

If you are the record holder of your shares, you may vote your shares by marking, signing and dating the enclosed proxy card and returning it in the enclosed postage paid envelope. If you are the stockholder of record, you may also vote your shares in person at the Meeting. Returning a proxy card will not prevent you from voting your shares in person if you attend the Meeting.

How to Vote Shares Held by a Broker, Bank or Other Nominee

If your shares are held through a broker, bank or other nominee, you may vote your shares by marking, signing and dating the voting instruction form provided to you by your broker, bank or other nominee. You may also be able to vote your shares via internet or telephone in accordance with the instructions provided by your broker, bank or nominee. To be able to vote shares not registered in your own name in person at the Meeting, you will need appropriate documentation from the record holder of your shares. If you hold your shares in street name through a broker or bank you may only vote in person or change your vote in person if you have a legal proxy in your name from Broadridge Financial Solutions or your broker or bank.

If you are the beneficial owner of shares held in “street name” by a broker and you do not give instructions to the broker on how to vote your shares at the Meeting, then the broker will be entitled to vote the shares with respect to “discretionary” items, but will not be permitted to vote the shares with respect to “non-discretionary” items (in which case, the shares will be treated as a “broker non-vote”). The ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm (Proposal 3) is considered to be a discretionary item and your broker will be able to vote on that item even if it does not receive instructions from you. All other proposals to be considered at the Meeting are “non-discretionary” items. If you do not instruct your broker how to vote with respect to these items, your broker may not vote your shares with respect to these items.

An abstention is a decision by a stockholder to take a neutral position on a proposal being submitted to stockholders at a meeting. A proxy card marked as abstaining with respect to a proposal will be counted for quorum purposes, but will not be counted as a vote cast, and therefore will have no effect on the vote.

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Broker non-votes are also counted in determining the number of shares represented for the purpose of determining whether a quorum is present at the Meeting, provided that there are discretionary items to be acted upon at a stockholders’ meeting such as ratification of independent registered public accounting firm.

How Will Shares be Voted

The proxy holders will vote all shares represented by a properly executed proxy received in time for the Meeting in accordance with the instructions on the proxy. If you return an executed proxy card without marking your instructions with regard to the matters to be acted upon, the proxy holders will vote FOR the election of director nominees set forth in this Proxy Statement, and FOR the approval of Proposals 2 and 3.

A proxy may confer discretionary authority to vote with respect to any matter to be presented at the Meeting which management does not know of within a reasonable time before the date hereof. Management does not know of any such matter which may come before the Meeting and which would be required to be set forth in this Proxy Statement or the related proxy form. If any other matter is properly presented to the Meeting for action, it is intended that the persons named on the enclosed proxy card and acting thereunder will vote in accordance with their best judgment on such matter.

Revocation of Proxies

A proxy may be revoked at any time before it is voted at the Meeting by:

▪	Filing a written revocation of the proxy with the Secretary of FCB, Jennifer H. Daukas, c/o First Connecticut Bancorp, Inc., One Farm Glen Boulevard, Farmington, Connecticut 06032;
▪	Submitting a signed proxy card bearing a later date; or
▪	Attending and voting in person at the Meeting provided you are the holder of record of your shares.

If you hold your shares in the name of a broker, bank or other nominee, you will need to contact your nominee in order to revoke your proxy. If you hold your shares in street name through a broker or bank you may only change your vote in person if you have a legal proxy in your name from Broadridge Financial Solutions or your broker or bank.

Persons Making the Solicitation

The Board of Directors of FCB is soliciting these proxies. The Company will bear the expense of preparing, assembling, printing and mailing this Proxy Statement and the material used in the solicitation of proxies for the Meeting. We contemplate that proxies will be solicited principally through the use of the mail, but officers, directors and employees of the Company may solicit proxies personally or by telephone. You may also be solicited by means of press releases issued by the Company, postings on our websites, www.farmingtonbankct.com and www.firstconnecticutbancorp.com and advertisements in periodicals. None of our officers or employees will receive any extra compensation for soliciting you. We have retained Morrow Sodali LLC to assist us in soliciting your proxy for an estimated fee of $8,000 plus reasonable out-of-pocket expenses. Morrow may ask brokerage houses and other custodians and nominees whether other persons are beneficial owners of our common stock. If so, we will reimburse banks, nominees, fiduciaries, brokers and other custodians for their costs of sending the proxy materials to the beneficial owners of our common stock.

Board of Directors Recommendation

The Board of Directors recommends that you vote your shares as follows:

▪	“FOR” Proposal No. 1 regarding the election of directors;
▪	“FOR” Proposal No. 2 regarding the approval of FCB’s executive compensation; and
▪	“FOR” Proposal No. 3 regarding the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm.

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Corporate Governance

General

We conduct business through meetings of our Board of Directors and its committees. The Board of Directors of FCB consists of those persons who also serve as directors of Farmington Bank. Additionally, members of FCB’s committees serve on the identical committees of Farmington Bank. There were14 meetings of the Board of Directors of FCB in 2017. All directors attended at least 75% of the meetings of the Board of Directors of FCB and the committees on which such director serves. The Board of Directors has adopted governance guidelines that make it a responsibility of directors to attend each annual stockholders meeting. All members of the Board of Directors attended the 2017 annual stockholders meeting. The Board has adopted a Director Resignation Policy by which any Director who receives less than a majority vote in any uncontested election shall tender his/her resignation for consideration by the Board.

The FCB Board of Directors currently has: an Audit Committee, a Compensation Committee and a Governance Committee. The members and chairs of each of those committees are appointed each year. No member of the Audit, Compensation or Governance Committees is an employee of FCB or its subsidiaries and all are independent as defined under the applicable NASDAQ Global Select Market listing standards and SEC rules. In addition to the Committees noted above, Farmington Bank has the following committees: Enterprise Risk Management Committee, Loan Committee and Asset & Liability Committee.

Each of the Audit, Compensation and Governance Committees has a written charter approved by the Board of Directors. The Board of Directors has also adopted Corporate Governance Guidelines, which along with the committee charters, provides the framework for the governance of the Company. The committee charters and Corporate Governance Guidelines are available on the Company’s website at www.firstconnecticutbancorp.com under “Corporate Information — Governance Documents.” They are also available, without charge, upon written request to Investor Relations Officer, First Connecticut Bancorp, Inc., One Farm Glen Boulevard, Farmington, Connecticut 06032.

Mr. Carson, our Lead Director, will retire at the 2018 Annual Meeting. His departure requires the appointment of a new Lead Director, which will be Ronald A. Bucchi. Mr. Carson’s departure will also require changes to committee membership, as will be detailed below.

Audit Committee

The Audit Committee, consisting of Ronald A. Bucchi, James T. Healey, Jr. and Michael A. Ziebka, is responsible for assisting the Board of Directors in fulfilling its responsibilities concerning FCB’s accounting and reporting practices, and facilitating open communication among the committee, Board of Directors, internal auditor, independent auditors and management. Ronald A. Bucchi is the Audit Committee Chairman. Each member of the Audit Committee is independent in accordance with the listing standards of the NASDAQ Global Select Market and the Securities and Exchange Commission’s Audit Committee independence standards. The Board of Directors has determined that Michael A. Ziebka, Ronald A. Bucchi, John A. Green and James T. Healey, Jr. are Audit Committee financial experts under the rules of the Securities and Exchange Commission. All of the members of the Audit Committee have a basic understanding of finance and accounting and are able to read and understand fundamental financial statements. The Audit Committee held 4 meetings in 2017.

Compensation Committee

The Compensation Committee, consisting of John J. Carson, John A. Green, Patience P. (“Duby”) McDowell and Kevin S. Ray is responsible for determining executive compensation and performing such other functions as are customarily discharged by Compensation Committees of similar institutions. John J. Carson is the Compensation Committee Chairman, and Mr. Green will succeed him on Mr. Carson’s retirement. Mr. Ray will resign as a member of the Committee and Mr. Healey will be added. Each member of the Compensation Committee is independent in accordance with the listing standards of the NASDAQ Global Select Market. The Compensation Committee held 6 meetings in 2017.

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Governance Committee

The Governance Committee is responsible for identifying individuals qualified to become Board members and recommending a group of nominees for election as directors at each annual meeting of stockholders, ensuring that the Board of Directors and its committees have the benefit of qualified and experienced directors, and developing a set of corporate governance policies and procedures. The Governance Committee is also responsible for reporting and recommending from time to time to the Board of Directors on matters relative to corporate governance. The Governance Committee is comprised of three members, each of whom is independent as defined under applicable NASDAQ Global Select Market listing requirements. The current members of the Governance Committee are Ronald A. Bucchi, John J. Carson (Chairman) and Kevin S. Ray. The members of the Governance Committee following the 2018 Annual Meeting will be Mr. Bucchi (Chairman), Ms. McDowell and Mr. Green. The Governance Committee held 4 meetings in 2017.

Code of Ethics

The Company’s Code of Conduct and Ethics Policy is designed to promote the high standards of ethical and professional conduct by the Company’s directors, and executive officers, including the principal executive officer, the principal accounting officer and employees. The Code of Conduct and Ethics Policy requires that the Company’s directors, executive officers and employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Company’s best interest. Under the terms of the Code of Conduct and Ethics Policy, directors, executive officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Conduct and Ethics Policy.

The Company also has a Whistleblower Policy, which is incorporated into the Code of Conduct and Ethics Policy that requires directors, executive officers and employees to comply with appropriate accounting and internal controls and establishes procedures to report any perceived wrongdoing, questionable accounting or auditing matters in a confidential and anonymous manner. The Whistleblower Policy also prohibits the Company from retaliating against any director, executive officer or employee who reports actual or apparent violations of the Code of Conduct and Ethics Policy. A copy of the Code of Conduct and Ethics Policy, including the Whistleblower Policy is available, without charge, upon written request to Investor Relations Officer, First Connecticut Bancorp, Inc., One Farm Glen Boulevard, Farmington, Connecticut 06032. It is also available on the Company’s website at www.firstconnecticutbancorp.com under “Corporate Information—Governance Documents.”

Risk Oversight

The Board of Directors has the primary responsibility for general risk oversight, and the Audit Committee for financial risks. The Board of Directors and Audit Committee review, and management implements an Enterprise Risk Management Framework to identify, measure, monitor, control and communicate risks internally. Risk management oversight is augmented by Farmington Bank’s Enterprise Risk Management Committee. Management is responsible for identifying and assessing for the Board of Directors and Audit Committee major risks potentially affecting the business and financial statements of the Company. The Board of Directors, the Audit Committee and the Enterprise Risk Management Committee support and provide oversight to management in the performance of these tasks. The Board of Directors’ oversight is also assisted by the Audit and other committees in addressing the risks inherent in their respective areas of oversight. The Board of Directors provides effective risk oversight through this system. The Company has an approved Risk Appetite Statement.

As a regulated banking institution, Farmington Bank is examined periodically by federal and state banking authorities. The results of these examinations are presented to the full Board of Directors. Identified issues from such examinations are tracked by management. These examinations, in addition to the Internal Audit reports, are reviewed by the Audit Committee and serve as additional risk management tools overseen by the Board of Directors. The Compensation Committee also incorporates risk considerations into executive incentive compensation plans.

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Board of Directors Leadership Structure

Mr. Patrick serves as both the Chief Executive Officer and the Chairman of the Board of Directors of the Company. The Board of Directors believes that the Company’s Chief Executive Officer is best situated to serve as Chairman because he is the director most familiar with the Company’s business and industry, and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. Independent directors and management have different perspectives and roles in strategy development. The Company’s independent directors bring experience, oversight and expertise from outside the Company and industry, while the Chief Executive Officer brings Company-specific experience and expertise. The Board of Directors believes that the combined role of Chairman and Chief Executive Officer promotes strategic development and execution, and facilitates information flow between management and the Board of Directors, which are essential to effective governance.

In accordance with governance best practices and our Governance Committee Charter, the Company has appointed John J. Carson as Lead Director, and Ronald A. Bucchi to succeed him as of the 2018 Annual Meeting. The Governance Committee reviews the effectiveness of the Lead Director on an annual basis, makes recommendations to the full Board for filling that position, and may make a recommendation on succession of the Lead Director. The Lead Director has the following responsibilities and duties:

▪	To call, develop the agenda for and chair quarterly private executive sessions of the non-management directors of the Bank. At least two such meetings or sub-sessions each year shall be limited to “independent directors,” as defined by the rules of the NASDAQ, if different from “non-management” directors.
▪	To debrief with the Chairman/ Chief Executive Officer on matters arising in private executive and independent director sessions.
▪	To serve as a focal point of discussion among the non-management directors on key issues and concerns outside of Board meetings and to serve as an alternative channel to communicate to the Chairman/ Chief Executive Officer any issues, views or concerns on the minds of the non-management directors. Similarly, the Lead Director can serve as a channel of feedback from the Chairman/ Chief Executive Officer to the non-management directors. Nothing herein is meant to discourage direct communication between all directors and the Chairman/ Chief Executive Officer.
▪	To facilitate communications between the Chairman/ Chief Executive Officer and the other board members. However, the Lead Director does not interfere with or impede each director’s ability to communicate directly with the Chairman/ Chief Executive Officer or the ability of the Chairman/Chief Executive Officer to communicate directly with any of the directors.
▪	To gather input from the non-management directors on Board agendas and information (pre-reading materials etc.) and to provide such input to the Chairman/ Chief Executive Officer to ensure that agendas are focused on issues of importance to the non-management directors and that they are getting the information they need to address agenda items.
▪	The Lead Director shall review and approve all agendas for Board meetings before they are distributed to the Board.
▪	The Lead Director shall play no role in Bank operations and management, other than an oversight role as all other directors serve.

Nomination of Directors

The Governance Committee is responsible for reviewing incumbent Board of Director members prior to recommending their re-nomination to the Board of Directors. The Governance Committee is also responsible for identifying, recruiting and recommending to the independent directors of the Board of Directors, new candidates as well as evaluating for the Board of Directors, as necessary. The Governance Committee will also evaluate any candidates for the Board recommended by stockholders.

The Governance Committee believes the current Board of Directors composition reflects and supports the Company’s strategic direction and that Board members bring skills, experience, background and commitment that are relevant to and support the key strategic and operational goals of the Company. The Committee will seek to

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continue and enhance that alignment when considering new Board members. Community leadership will be an important consideration in reviewing and selecting Board candidates. The Committee will consider candidates who can provide diversity to the Board reflective of the communities served by the Company. Where other criteria in terms of character, skills, experience, track record and commitment to Company goals are assessed by the Governance Committee to be equivalent, candidates reflecting such diversity may be given preference.

With respect to re-nominations of sitting directors, the Governance Committee and Board of Directors will consider individual performance as a director and any material changes in the director’s professional or job status, or community involvement. A director may not serve on the board of more than four (4) public companies (including the Company). A director shall be considered to have resigned at the first annual meeting of stockholders next following the date when the director attains the age of 74 years.

Nominations by stockholders of record will be considered by the Governance Committee if such nominations are submitted in writing to the Lead Director of the Company either by mail or in person at the principal offices of the Company located at One Farm Glen Boulevard, Farmington, Connecticut, 06032 not less than 30 days prior to any meeting of stockholders called for the election of directors; provided however, that if fewer than 60 days’ notice of the meeting is given to stockholders, such nomination shall be mailed or delivered in person to the Secretary of the Company prior to the earlier of the close of business on the 10th day following (i) the date on which notice of such meeting was given to stockholders; or (ii) the date on which a public announcement of such meeting was first made.

To be considered, the stockholder’s nomination must contain: (a) as to each person whom the stockholder proposes to nominate for election as a director, (i) all information relating to such person that would indicate such person’s qualification to serve on the Board of Directors of the Company; (ii) an affidavit that such person would not be disqualified under the applicable provisions of the Company’s Bylaws; (iii) such information relating to such person that is required to be disclosed in connection with solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any successor rule or regulation and (iv) a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected; and (b) as to the stockholder giving the notice: (i) the name and address of such stockholder as they appear on the Company’s books and of the beneficial owner, if any, on whose behalf the nomination is made; (ii) the class or series and number of shares of capital stock of the Company that are owned beneficially or of record by such stockholder and such beneficial owner; (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder; (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act or any successor rule or regulation.

Communications with the Board of Directors

The Company endeavors to ensure that the Board of Directors or individual directors, if applicable, consider the views of its stockholders, who may communicate with the Board of Directors by sending a letter or an e-mail to the Company’s Lead Director, John J. Carson (Ronald A. Bucchi following the 2018 Annual Meeting), c/o First Connecticut Bancorp, Inc., One Farm Glen Boulevard, Farmington, Connecticut 06032, email: leaddirector@firstconnecticutbancorp.com. All communications to the Board will be reviewed by the Lead Director and discussed with the Governance Committee. The Company believes that this procedure allows the Board to be responsive to stockholder communications in a timely and appropriate manner.

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PROPOSAL 1
ELECTION OF DIRECTORS

FCB’s Articles of Incorporation provide that the Board of Directors shall be divided into three classes, designated as Class I, Class II and Class III, and as nearly equal in number as practicable. The Board of Directors currently consists of eight persons, of whom two are designated as Class III Directors, three as Class II Directors and three as Class I Directors. Directors serve staggered three year terms and until their successors are duly elected and qualified or until the director’s earlier resignation or removal. The Board of Directors have set the number of directorships following the Annual Meeting to be seven, reflecting Mr. Carson’s retirement.

At the Meeting, three Class I Directors are to be elected to serve until the 2021 annual meeting and until their successors are duly elected and qualified. The directors of FCB currently also serve as directors of Farmington Bank. The Board of Directors, upon the recommendation of the Governance Committee, has reviewed the relationship that each director has with FCB (including any individual who served as a director during the 2017 fiscal year), and affirmatively determined that all directors are independent within the meaning of applicable laws and regulations and the listing standards of the Nasdaq Global Select Market, other than Mr. Patrick, due to his position as President and Chief Executive Officer of FCB and Farmington Bank.

Unless authority to do so has been withheld or limited in a proxy, it is the intention of the persons named as proxies to vote the shares to which the proxy relates FOR the election of the three nominees named below to the Board of Directors as Class I Directors. If any nominee named below is not available for election to the Board of Directors at the time of the Meeting, it is the intention of the persons named as proxies to act to fill that office by voting the shares to which a proxy relates FOR the election of such person or persons as may be designated by the Board of Directors or, in the absence of such designation, in such other manner as the proxies may in their discretion determine, unless authority to do so has been withheld or limited in the proxy. The Board of Directors anticipates that each of the three nominees named below will be available to serve if elected.

Set forth below is certain biographical information for the three individuals being nominated by the Board of Directors for election as Class I Directors, and for those Class II and Class III Directors whose terms expire at the annual meetings of stockholders in 2019 and 2020, respectively. The three director nominees consist of the current Class I Directors, namely, James T. Healey, Jr., John J. Patrick, Jr. and John A. Green. The biographies for each of the nominees and continuing directors below contain information regarding the person’s service as director, business experience, director positions held currently or at any time during the last five years, and the experiences, qualifications, attributes or skills that caused the Governance Committee and the Board of Directors to determine that the person should serve as a director.

The Board of Directors recommends a vote “FOR” the election as directors of the nominees for Class I Directors named below.

NOMINEES FOR CLASS I DIRECTORS (Term to Expire 2021)

John A. Green, 61, has been a director of FCB and Farmington Bank since August 2015. Mr. Green is President and Chief Executive Officer of Lux Bond & Green, a family jewelry business established in 1898 with six locations in Connecticut and Massachusetts and over 100 employees. He currently serves as Vice Chairman on the Saint Francis Hospital Foundation, a board member of the Greater Hartford Community Foundation and the JCK Industry Fund, and is a member of the economic development committee of the West Hartford Chamber of Commerce. Mr. Green served as a director of Connecticut Bank & Trust Company as well as holding many leadership positions within the Hartford community. He graduated from Boston College and from the Gemological Institute of America. He is also a member of the National Association of Corporate Directors. Mr. Green provides the Board of Directors with substantial entrepreneurial and small business management experience, including within the communities in which Farmington Bank operates, and provides the Board of Directors with valuable insight into the local business and consumer environment. He is a financial expert for Audit Committee purposes.

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James T. Healey, Jr., 57, has been a director of FCB and Farmington Bank since 2014. Mr. Healey worked for Keefe Bruyette & Woods, Inc. for 28 years, last serving as a Senior Vice President before retiring in 2012. Keefe Bruyette & Woods, Inc. is a full-service, boutique investment bank and broker-dealer that specializes in the financial services sector. Mr. Healey is the past President of the Hartford Golf Club, a director of the Saint Francis Hospital Foundation and a member of the Executive Committee and Treasurer of the Connecticut State Golf Association.  He also serves on the Board of Directors of the Farmington Bank Community Foundation. In addition, he is a past Board member of the Brain Injury Alliance of Connecticut. Mr. Healey provides the Board of Directors with financial expertise. He is a financial expert for Audit Committee purposes.

John J. Patrick, Jr., 59, has served as Chief Executive Officer and President of Farmington Bank since March of 2008. He has also served as Chairman of the Board of Directors of Farmington Bank since July of 2008 and Chairman of the Board of Directors of FCB since its formation. Prior to this, Mr. Patrick served as the President and Chief Executive Officer of TD Bank Connecticut. He is a director of Hartford Healthcare and Chairman of the Central Connecticut State University Foundation, as well as several other community organizations. He is also a member of the National Association of Corporate Directors. Mr. Patrick’s extensive experience in the local banking industry, service as CEO of FCB and Farmington Bank, and involvement in business and civic organizations in the communities in which Farmington Bank serves, affords the Board of Directors, valuable insight regarding the business and operations of Farmington Bank.

CLASS III DIRECTORS CONTINUING IN OFFICE (Term to Expire 2020)

Patience P. (“Duby”) McDowell, 57, has been a director of FCB and Farmington Bank since 2014. Ms. McDowell is President and a Principal of McDowell Jewett Communications, a Hartford, Connecticut based public relations and communications company. She previously was a political analyst and reporter for NBC and CBS affiliates in Hartford, Connecticut. She also serves on the Board of Directors of the Farmington Bank Community Foundation and serves on the Board of Trustees of the Mark Twain House. She is also a member of the National Association of Corporate Directors. Ms. McDowell benefits the Board of Directors with her substantial entrepreneurial and strategic experience, specifically within the communities in which Farmington Bank operates and may expand, and provides the Board of Directors with valuable insight on issues relating to those communities.

Michael A. Ziebka, 54, has been a director of FCB since its formation in 2011 and a director of Farmington Bank since 2007. Mr. Ziebka is the Managing Partner of Budwitz & Meyerjack, P.C., an accounting firm located in Farmington, Connecticut. In addition to being managing partner, Mr. Ziebka is also senior audit principal for Budwitz & Meyerjack, P.C. with responsibilities for overseeing the firm’s accounting, auditing, and financial reporting practice. Mr. Ziebka is a member of the American Institute of Certified Accountants and the Connecticut Society of Certified Public Accountants. He holds CPA licenses in Connecticut and Massachusetts. In addition, he is a principal stockholder and the Chairman of the Board of Directors of Association Resources, Inc., a business consulting firm in West Hartford, Connecticut. He currently serves as a director for several community organizations, including the Farmington Foundation and the Farmington Bank Foundation. He is also a past member of the board of Farmington Chamber of Commerce, Services for the Elderly and the Exchange Club of Farmington. As the managing partner and Chief Executive Officer of a certified public accounting firm, Mr. Ziebka provides the Board of Directors with significant experience regarding accounting matters and financial expertise. Mr. Ziebka has a Masters of Accounting degree from the University of Connecticut. He is a financial expert for Audit Committee purposes.

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CLASS II DIRECTORS CONTINUING IN OFFICE (Term to Expire 2019)

Ronald A. Bucchi, 62, has been a director of FCB since its formation in 2011 and a director of Farmington Bank since 2000. Mr. Bucchi is a self-employed C.P.A. and C.G.M.A. with a specialized practice that concentrates in CEO consulting, strategic planning, mergers, acquisitions, business sales and tax. He works with domestic and international companies. He is a graduate of the Harvard Business School Executive Education program with completed course studies in general board governance, audit and compensation. He is currently Treasurer and a member of the Board of Directors of the Petit Family Foundation, Inc. and a director of Lightwave Logic, Inc. (OTCQB: “LWLG”) and serves as Chairman of their Audit Committee. He is on the Board of Directors of the Farmington Bank Community Foundation. He has served on numerous other community boards and is past Chairman of the Wheeler Clinic and the Wheeler YMCA. He is a member of the Connecticut Society of Certified Public Accountants, American Institute of Certified Public Accountants and the National Association of Corporate Directors. As a certified public accountant, Mr. Bucchi provides the Board of Directors with significant experience regarding accounting and financial matters. He is a financial expert for Audit Committee purposes.

John J. Carson, 74, has been a director of FCB since its formation in 2011 and a director of Farmington Bank since 2010. Mr. Carson was Vice President, University Relations at the University of Hartford from 2005 to September 2014, and served as Interim Director of Athletics in 2016 to 2017. He currently serves as Special Advisor to the University of Hartford President. From 1991 to 1996, Mr. Carson served as President of the Connecticut Policy and Economic Council and he served as Commissioner of Economic Development for the State of Connecticut from 1981 to 1988. He served as Vice Chairman of Glastonbury Bank and Trust and then TD Banknorth Connecticut. He also served from 2003 to 2007 on the Board of Directors’ Risk Committee of the parent corporation, TD Banknorth N.A. He is board advisor to S/L/A/M Collaborative of Glastonbury. He is on the Board of Directors of the Farmington Bank Community Foundation. Active in numerous community organizations, Mr. Carson serves or has served on committees and boards including: The Bushnell Center for the Performing Arts, Saint Francis Hospital and Medical Center and the Connecticut Center for Advanced Technology. He is a former Chairman of the Connecticut Development Authority and Connecticut Business Development Corporation. He is also a member of the National Association of Corporate Directors. Mr. Carson’s business, development and economics expertise both in the private and public sectors, as well as his prior board of directors’ experience at a publicly held bank, provide valuable knowledge and experience to our Board of Directors.

Mr. Carson will retire at the 2018 Annual Meeting in accordance with the Company’s Bylaws.

Kevin S. Ray, 64, has been a director of FCB since its formation in 2011 and a director of Farmington Bank since 1997. Mr. Ray is President of Deming Insurance Agency, Inc. and Secretary/Treasurer of Deming Financial Services, Inc., two insurance agencies headquartered in Farmington, Connecticut. Mr. Ray is a past President of the Professional Insurance Agents Association of Connecticut and has served as a trustee of the Society of Certified Insurance Counselors of Connecticut. Mr. Ray is the former President of several community organizations, including the Farmington Community Chest, Winding Trails Recreation Area, Farmington Exchange Club and the Farmington Rotary Club. He is also past Chairman of the Farmington Economic Development Commission and serves on the Farmington Water Pollution Control Authority and the Farmington Riverside Cemetery Association. He is on the Board of Directors of the Farmington Bank Community Foundation. Mr. Ray’s significant community involvement provides our Board of Directors with valuable insight into the community and his insurance background provides the Board of Directors with substantial experience with respect to an industry that complements the financial services provided by Farmington Bank relating to insurance, sales and investments.

All ages presented are as of December 31, 2017.

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INFORMATION ABOUT EXECUTIVE OFFICERS

Executive Officers of First Connecticut Bancorp, Inc.

The following table sets forth the names, ages and positions of the individuals who currently serve as executive officers of FCB.

Name	Age*	Position

John J. Patrick, Jr.	59	Chairman, President and Chief Executive Officer
Gregory A. White	53	Executive Vice President and Chief Financial Officer
Michael T. Schweighoffer	55	Executive Vice President and Chief Lending Officer
Kenneth F. Burns	58	Executive Vice President and Director of Retail and Marketing
Catherine M. Burns	57	Executive Vice President and Chief Risk Officer

Biographical Information of Executive Officers Who Are Not Directors

The business experience for at least the past five years of each of our executive officers who are not directors is set forth below.

Gregory A. White has served as Chief Financial Officer, Executive Vice President and Treasurer of Farmington Bank since January 2009. Prior to this, he served as Senior Vice President, Chief Financial Officer and Treasurer of Rockville Financial Inc. since its formation in May 2005. Mr. White served as Senior Vice President, Chief Financial Officer and Treasurer of Rockville Bank, a subsidiary of Rockville Financial Inc. from December 2003 to December 2008.

Michael T. Schweighoffer joined Farmington Bank in March 2009 and serves as Executive Vice President and Chief Lending Officer. Prior to joining Farmington Bank he served as State President of TD Bank in Connecticut since 2008. He joined TD Bank in 2002 and prior to being named State President in Connecticut, served as a Senior Vice President and Regional Commercial Lending Manager. From 1995 to 2002, Mr. Schweighoffer served as Vice President of Commercial Lending and Regional Commercial Lending Manager at People’s Bank. From 1989 to 1995, Mr. Schweighoffer was employed by Shawmut Bank in a number of capacities including Credit Review Team Leader and Vice President of Commercial Lending.

Kenneth F. Burns serves as Executive Vice President and Director of Retail and Marketing. He joined Farmington Bank in January 2005 as Senior Vice President and Director of Retail Banking. Prior to joining Farmington Bank, from 1998 to 2005, Mr. Burns was the President and CEO of Creative Dimensions, a marketing and manufacturing company located in Plainville, Connecticut. Prior to that, from 1981 to 1997, Mr. Burns worked at Eagle Bank, a $2.2 billion bank headquartered in Bristol, Connecticut, as Executive Vice President of Retail Banking and Marketing.

Catherine M. Burns serves as Executive Vice President and Chief Risk Officer. She joined Farmington Bank in 2010. Prior to joining Farmington Bank, she worked at TD Bank where she served as Senior Vice President, Head of Community Banking; Senior Vice President, Commercial Lending Regional Executive; Senior Vice President, Chief of Staff, Commercial Lending; and Vice President, Commercial Credit Manager. Prior to TD Bank, Ms. Burns worked at BayBank for 15 years in various retail, operations, and commercial banking management capacities.

*Ages presented are as of December 31, 2017.

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COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of 5% Beneficial Owners

The following table sets forth certain information, as of March 16, 2018, regarding the beneficial owners of more than 5% of the outstanding common stock:

Name	Amount of Securities Beneficially Owned		Percent Ownership
Farmington Bank Employee Stock Ownership Plan	1,376,379	(a)	8.6%
One Farm Glen Boulevard
Farmington, Connecticut 06032

Black Rock, Inc.	1,089,232	(a)	6.8%
55 East 52nd Street
New York, NY 10055

(a) Information is based upon ownership of record as reflected on Schedule 13G filed by the reporting person for the period ending December 31, 2017.

Security Ownership of Directors and Officers

The following table sets forth certain information regarding the beneficial ownership of our common stock as of March 16, 2018 by each director and each Named Executive Officer named in the Summary Compensation Table appearing on page 27 and all directors and Named Executive Officers as a group. Unless otherwise indicated, each person has sole voting and dispositive power over the shares indicated as owned by such person.

Name of Beneficial Owner	Amount of Securities Beneficially Owned(a)	Percent Ownership
Ronald A. Bucchi(b)	123,313	*
Catherine M. Burns (c)	108,149	*
Kenneth F. Burns (d)	146,037	*
John J. Carson (e)	131,912	*
John A. Green (f)	7,492	*
James T. Healey, Jr. (g)	57,192	*
Patience P. (“Duby”) McDowell (h)	12,592	*
John J. Patrick, Jr.(i)	504,770	3.2%
Kevin S. Ray(j)	133,108	*
Michael T. Schweighoffer(k)	203,214	1.3%
Gregory A. White (l)	206,341	1.3%
Michael A. Ziebka(m)	98,383	*
All directors and executive officers as a group (12 total)(n)	1,731,385	10.8%

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*	Less than one percent.
(a)	If applicable, beneficially owned shares include shares owned by the spouse, children and certain other relatives of the director or executive officer, as well as shares held by trusts of which the person is a trustee or in which he or she has a beneficial interest. All information with respect to beneficial ownership has been furnished by the respective directors and executive officers.
(b)	Includes 17,000 shares held in an IRA, 378 Retainer Shares and 84,931 shares which can be acquired pursuant to currently exercisable options.
(c)	Includes 4,500 shares held in an IRA, 6,805 shares held in an ESOP and 68,400 shares which can be acquired pursuant to currently exercisable options.
(d)	Includes 27,429 shares held in an IRA, 6,879 shares held in an ESOP, 86,400 shares which can be acquired pursuant to currently exercisable options.
(e)	Includes 5,245 shares held in an IRA (of which 144 shares are in a DRIP), 1,187 shares held by Mr. Carson as custodian for his grandchildren (of which 71 shares are in a DRIP), 378 Retainer Shares and 84,931 shares which can be acquired pursuant to currently exercisable options.
(f)	Includes 300 shares held jointly with Mr. Green’s spouse, 378 Retainer Shares and 6,000 shares which can be acquired pursuant to currently exercisable options and
(g)	Includes 43,000 shares held in an IRA, 5,000 shares held by Mr. Healey’s spouse, 378 Retainer Shares and 8,000 shares which can be acquired pursuant to currently exercisable options.
(h)	Includes 378 Retainer Shares and 8,000 shares which can be acquired pursuant to currently exercisable options.
(i)	Includes 11,978 held in a 401(k), 33,864 held in an IRA, 200 shares held by Mr. Patrick’s spouse as trustee for minor children, 100 shares held by Mr. Patrick’s child, 6,879 shares held in an ESOP and 344,621 shares which can be acquired pursuant to currently exercisable options.
(j)	Includes 378 Retainer Shares and 84,931 shares which can be acquired pursuant to currently exercisable options.
(k)	Includes 10,100 shares held jointly with Mr. Schweighoffer’s spouse, 6,879 shares held in an ESOP and 135,000 shares which can be acquired pursuant to currently exercisable options.
(l)	Includes 16,924 shares held jointly with Mr. White’s spouse, 6,879 shares held in an ESOP and 135,000 shares which can be acquired pursuant to currently exercisable options.
(m)	Includes 378 Retainer Shares and 64,931 shares which can be acquired pursuant to currently exercisable options.
(n)	Includes 1,111,145 shares which can be acquired pursuant to currently exercisable options.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires executive officers and directors and persons who beneficially own more than ten percent of our common stock to file initial reports of ownership and reports of changes in ownership with the SEC and any national securities exchange on which FCB securities are registered. Based solely on a review of the copies of such forms furnished to us and written representations from the executive officers and directors, we believe that during 2017 our executive officers, directors and greater than ten percent beneficial owners (the Company is not aware of any) complied with all applicable Section 16(a) filing requirements.

Stock Ownership Policy

We have adopted a Stock Ownership Policy for directors and officers of the Company. Pursuant to the Stock Ownership Policy each director is expected to achieve and maintain ownership of Company stock equal to three times the annual cash “Board Retainer” compensation fee in effect from time to time divided by the closing price of the Company’s stock on December 31 of each year. Each executive officer is expected to achieve and maintain ownership of Company stock equal to a multiple of the executive’s base salary from time to time divided by the closing price of the Company’s stock on December 31 of each year (two times for the CEO and one time for other Named Executive Officers). New directors are allowed 3 years to satisfy the ownership requirements or longer, if they remain in compliance with the Stock Retention Policy. The ownership requirements for directors and officers will be reset each January 1 based on December 31 closing price and then current cash retainer. All directors and executive officers are in compliance with the Stock Ownership Policy.

Stock Retention Policy

We maintain a Stock Retention Policy for directors and executive officers of the Company. Pursuant to the Retention Policy, all directors and executive officers are expected to hold all vested restricted stock (net of shares withheld for or used to pay taxes) until they comply with (or, if they have fallen out of compliance, re-comply) with the requirements of the Stock Ownership Policy. New directors who satisfy the Stock Retention Policy are considered to be in compliance with the Stock Ownership Policy until he/she acquires sufficient shares to otherwise qualify.

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Clawback Policy

We have adopted a Clawback Policy applicable to our current and former executive officers, as determined by the Compensation Committee in accordance with Section 10D of the Exchange Act and NASDAQ (a “Covered Executive”). Pursuant to the Clawback Policy, in the event the Company is required to prepare an accounting restatement of its financial statements due to the Company's material noncompliance with any financial reporting requirement under the securities laws, the Compensation Committee will require reimbursement or forfeiture of any excess incentive compensation received by any Covered Executive during the three completed fiscal years immediately preceding the date on which the Company is required to prepare an accounting restatement. The amount to be recovered will be the excess of the incentive compensation paid to the Covered Executive based on the erroneous data over the incentive compensation that would have been paid to the Covered Executive had it been based on the restated results, as determined by the Compensation Committee. Incentive Compensation for purposes of the Clawback Policy includes annual bonuses and other short and long-term cash incentives, stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares and performance units.

COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee of the Board of Directors of FCB is charged with the responsibility for establishing, implementing and monitoring adherence to our compensation philosophy and assuring that executives and key management personnel are effectively compensated in a manner which is internally equitable and externally competitive. The Compensation Committee of the Board of Directors has engaged McLagan, an Aon Hewitt Company, as its independent compensation consultant to assist them in this process.

We currently have five executive officers:

John J. Patrick, Jr	Chairman, President and Chief Executive Officer
Gregory A. White	Executive Vice President and Chief Financial Officer
Michael T. Schweighoffer	Executive Vice President and Chief Lending Officer
Kenneth F. Burns	Executive Vice President and Director of Retail and Marketing
Catherine M. Burns	Executive Vice President and Chief Risk Officer

Executive Summary

The Company was able to continue with significant organic loan and deposit growth in 2017 despite a competitive environment. We continue to focus on efficiencies and process improvement which are embedded within our Company’s culture to become a high performing company.

2017 Business Highlights

•	Strong Earnings Per Share Growth: Diluted earnings per share for the year ended December 31, 2017 was $1.02 compared to $1.00 for the year ended 2016.
•	Strong Loan Growth: Total loans increased $199.3 million or 7.8% to $2.7 billion at December 31, 2017. In addition our commercial loan portfolio experienced very strong loan growth increasing $123.3 million or 8.5% to $1.6 billion at December 31, 2017.
•	Strong Deposit Growth:

•	Overall deposits increased $219.0 million or 9.9% to $2.4 billion at December 31, 2017.
•	Checking accounts grew by 7.5% or 4,136 net new accounts for the year ended December 31, 2017.
•	Strong Expense Control: Noninterest expense to average assets was 2.11% for the year ended December 31, 2017 compared to 2.20% in the prior year.
•	Strong Credit Quality: Loan delinquencies 30 days and greater represented 0.63% of total loans at December 31, 2017 compared to 0.68% at December 31, 2016. Non-accrual loans represented 0.58% of total loans compared to 0.69% of total loans at December 31, 2016.
•	The allowance for loan losses represented 0.82% of total loans at December 31, 2017 compared to 0.85% at December 31, 2016.

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•	Each of our three regulatory capital ratios are significantly above the minimum requirement established by our primary regulator, as shown below.
•	The Company paid a cash dividend of $0.52 per share for the year, an increase of $0.21 compared to the prior year.

Compensation Philosophy and Objectives

We believe that competitive compensation is critical for attracting, retaining and motivating qualified executives. Currently, our compensation program includes the following primary elements:

▪	Base salary;
▪	Short-Term Annual cash incentive awards;
▪	Long-term incentive compensation, in the form of stock options, restricted stock and performance shares under our Incentive Stock Plan; and
▪	Retirement and other benefits.

We choose to pay each element of compensation because we believe it is necessary to attract, retain and motivate executives. We pay base salary to provide financial security for talented executives. We pay an annual cash incentive to motivate achievement of short-term goals, while attempting to balance that short-term motivation by also paying long-term incentives that motivate achievement of multi-year goals. We pay retirement and other benefits to be competitive with peer institutions. Our approach to allocating between currently paid and long-term compensation historically has been to ensure adequate base compensation to attract and retain executives, while providing incentives to enhance the long-term financial standing of the Company and to enhance the value of our shares for our stockholders.

Say on Pay Consideration

In accordance with the preference indicated by our stockholders at the 2012 Annual Meeting of Stockholders, the Board of Directors has determined to hold non-binding, advisory votes on executive compensation every year, so that the next such vote will be held at the Meeting as further described in this Proxy Statement.

We solicited an advisory stockholder “say on pay” vote in our proxy statement to stockholders in 2017. Our stockholders showed strong support of our compensation practices in last year’s vote, with 97.06% of votes cast in support of the proposal. During 2017, we continued our ongoing engagement with our stockholders by reaching out to a number of our major institutional investors to discuss our governance and compensation practices. We found that these discussions not only provided valuable insights into our institutional investors’ views of our current governance practices and compensation programs, but also gave us a better understanding of our stockholders’ voting processes and areas of concern.

2017 Compensation

We determined to pay each element of compensation for 2017 after consulting with our independent compensation consultant and discussing with management. In setting compensation for 2017, our Compensation Committee looked at the performance of the institution as a whole during the prior year along with specific department and individual performance, and the responsibilities of our executive officers. To a lesser extent, the Compensation Committee also considered historical base salary and incentive award information from peer group institutions. The Committee did not conduct a formal benchmark study in the process of establishing the 2017 compensation program. Final determinations regarding executive compensation ultimately were based upon the judgment of our Compensation Committee as to what it believed was necessary to effectively compensate our executive officers in a manner which is internally equitable and externally competitive.

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Role of the Compensation Committee

The Compensation Committee of the Board of Directors of FCB is responsible for implementing and monitoring the success of our overall compensation program in achieving the goals of our compensation philosophy. The Compensation Committee is responsible for the administration of our compensation programs and policies, including the administration of our cash-based and, equity-based incentive programs. The Compensation Committee reviews and approves all compensation decisions relating to our executive officers and other personnel. The Compensation Committee operates under the mandate of a formal charter that establishes a framework for the fulfillment of its responsibilities.

Role of the Compensation Consultant

We have engaged McLagan, an Aon Hewitt Company (“McLagan”), as our independent compensation consultant to gather peer compensation data from time to time to assist the Compensation Committee in evaluating base salary and incentive compensation levels. McLagan also assisted the Compensation Committee in updating our peer group and the adoption of a compensation philosophy and the design of a new long-term incentive plan that was implemented in 2017 for executive officers.

In 2017, the Committee reviewed its relationship with McLagan. Considering all relevant factors, including those set forth in Rule 10C-1(b)(4)(i) through (vi) under the Securities Exchange Act of 1934, the Committee determined that it is not aware of any conflict of interest that has been raised by the work performed by McLagan. In addition, the Committee has assessed the independence of McLagan, as required under Nasdaq listing rules.

Role of Management

Our Chief Executive Officer and other Named Executive Officers (“NEOs”) will, from time to time, make recommendations to the Compensation Committee regarding the appropriate mix and level of compensation for their subordinates. Those recommendations consider the objectives of our compensation philosophy and the range of compensation programs authorized by the Compensation Committee. For all NEOs other than himself, the Chief Executive Officer makes recommendations to the Committee. Mr. Patrick attends the Committee meetings, participates in discussions and provides information that the Committee considers, but neither he nor any of our other NEOs is in attendance or participates in deliberations or voting with respect to his or her own compensation.

Peer Group Analysis

We strongly believe that in order to attract, motivate and reward qualified executives in our marketplace, our compensation program must be competitive relative to the companies with whom we compete. We last engaged McLagan in 2016 to review our peer group used for evaluating our executive and director compensation.

The group of companies being used for comparative and informational purposes represents a mix of other comparably sized, publicly traded banking organizations located east of the Mississippi River and primarily in New England, New York (excluding metro New York City) and New Jersey. McLagan also focused on banks with more than 40% commercial loans which were not participating in the Federal government’s Troubled Asset Relief Program. For comparative purposes we also utilize broader based surveys particularly in key technical skills areas.

Our peer group consists of the following institutions:

Company Name	Ticker Symbol	Company Name	Ticker Symbol
Blue Hills Bancorp, Inc.	BHBK	Lakeland Bancorp	LBAI
Bryn Mawr Bancorp	BMTC	Northfield Bancorp, Inc.	NFBK
Camden National Corp	CAC	Peapack-Gladstone Financial	PGC
Carolina Financial Corp	CARO	Peoples Financial Services	PFIS
Center State Banks	CSFL	Republic Bancorp, Inc.	RBCAA

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Farmers National Bancorp	FMNB	Sandy Spring Bancorp, Inc.	SASR
The First of Long Island Corp	FLIC	SI Financial Group, Inc.	SIFI
Franklin Financial Network Inc.	FSB	United Financial Bancorp	UBNK
Hingham Institute for Savings	HIFS	Washington Trust Bancorp, Inc.	WASH
Kearny Financial Corp	KRNY	Western New England Bancorp Inc.	WNEB

Base Salary

Our Compensation Committee sets the base salary for our executive officers after review of relevant peer group information presented from time to time by our independent compensation consultant. The Committee also reviews the historical compensation levels of the executives, the current responsibilities of the position held, along with anticipated changes in those responsibilities and the performance of the individual during the prior year. In making base salary decisions, the Compensation Committee has not historically targeted a specific position relative to comparable positions at the peer group institutions, but has made determinations based on its judgment of relevant factors.

Base salaries are reviewed on an annual basis beginning in January of each year. Annual increases normally take effect in March of each year. The base salaries for our NEOs in 2017 were as follows: John J. Patrick, Jr., $542,392; Gregory A. White, $275,009; Michael T. Schweighoffer, $300,011; Kenneth F. Burns, $231,761; and Catherine M. Burns, $226,610.

To remain internally equitable, externally competitive, and to reflect additional responsibilities of certain NEOs, we awarded merit increases in 2017 at 3%. Following the increases as mentioned, the base salaries of our NEOs for 2018 are as follows: John J. Patrick, Jr., $558,664; Gregory A. White, $283,259; Michael T. Schweighoffer, $309,011; Kenneth F. Burns, $238,714; and Catherine M. Burns, $233,408.

Annual Incentive Compensation Plan

We maintain an Annual Incentive Compensation Plan which provides annual cash incentive awards to employees who achieve annual performance goals. All regular employees (excluding temporary and casual labor employees) are eligible to participate in this plan. Unless a participant is terminated for other than cause or is terminated due to death, disability or retirement, a participant must be an active employee as of the award payout date to receive the award. A participant who is terminated for other than cause or who is terminated due to death, disability or retirement will receive a pro-rated award for the plan year based on months worked. The payout will be paid in a lump sum between January 1 and March 15 after the calendar plan year end, unless previously deferred under the Voluntary Deferred Compensation Plan. The plan year is also the performance period for determining the amount of the incentive award to be paid. If the Company does not meet threshold performance levels, there will be no payouts.

The plan utilizes a defined payout formula that is based upon the achievement of certain metrics determined at the beginning of the plan year. A combination of both quantitative Company performance goals and qualitative department/individual performance goals is used. Employees must receive a minimum performance rating of “meeting expectations” or better for the plan year to be eligible for payout. Performance goals are set each year by the Compensation Committee based on recommendations from our Chief Executive Officer (other than for his own individual goals) and an assessment of critical strategic objectives for that year in each category. The Chief Risk Officer reviews to determine whether the goals would incent the taking of undue risk.

Quantitative goals are measured by threshold, target and maximum award opportunity levels which are expressed as a percentage of salary and set forth below. Qualitative goals are similarly measured based on judgments by the Compensation Committee as to the results achieved during the year with respect to each goal. For performance between levels (e.g., between target and maximum), payouts are determined ratably. Final awards as a percent of target are based on actual performance under each goal, as well as its overall weighting under the plan.

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The threshold, target and maximum payout levels under our Annual Incentive Compensation Plan are set annually by our Compensation Committee after review of relevant peer group information presented from time to time by our independent compensation consultant. The Committee also reviews the historical payout levels, and specific goals set for the year. These levels are not determined by reference to any particular factor, but are determined based on the judgment of the Compensation Committee as to the level of awards that are necessary to effectively compensate our executive officers in a manner which is internally equitable and externally competitive.

In 2017, the cash incentive awards were payable at the specified percentage of each NEO’s base salary as follows:

	Incentive Ranges, Percent of Salary			Award Categories, Weighting of Award
Tier	Threshold	Target	Maximum	Company	Individual/ Department
CEO	25%	50%	75%	80%	20%
CFO, EVP Retail, EVP Chief Lending Officer	15%	30%	45%	75%	25%
EVP Chief Risk Officer	15%	30%	45%	25%	75%

As noted above, performance for each NEO in 2017 was based partially on Company performance and partially on department/individual performance. Each category was assigned a specific weight as shown in the table above with specific goals set forth within each category weighted separately.

In 2017, the performance goals, criteria weighting and actual performance against goals for our NEOs were as follows:

John J. Patrick, Jr.

Weighting	Goals	Threshold	Target	Maximum	Actual
32%	Net Income	$15,800,000	17,900,000	19,700,000	20,937,000
16%	ROAE	6.00%	6.77%	7.45%	7.71%
32%	Operating Expense/Assets	2.27	2.17	2.07	2.10

In addition to the above goals, 20% of the award was determined based on the Compensation Committee’s assessment of performance against the following goals.

The Chief Executive Officer’s individual performance goals were primarily related to the following:

▪	Continuing to establish new relationships with institutional investors in the small/midcap markets;
▪	Being a major leader and contributor in the community;
▪	Initiating process improvement with an emphasis on reducing the efficiency ratio;
▪	Developing with the Board of Directors and senior leadership team, strategies to prudently grow the Company while diversifying the geographic market area and mix of the balance sheet;
▪	Exercising sound capital management and drive long-term shareholder value by increasing Tangible Book Value; and
▪	Focus on improvement of Return on Assets and Return on Equity.

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The Compensation Committee conducted an overall assessment of the processes undertaken to fulfill each goal during the year and made a discretionary judgment as to whether the final outcome met the goal prescribed which was then reported to the full Board of Directors.

Gregory A. White, Michael T. Schweighoffer and Kenneth F. Burns

Weighting	Goals	Threshold	Target	Maximum	Actual
30%	Net Income	$15,800,000	17,900,000	19,700,000	20,937,000
15%	ROAE	6.00%	6.77%	7.45%	7.71%
30%	Operating Expense/Assets	2.27	2.17	2.07	2.10

In addition to the above goals, 25% of the award was determined based on the Compensation Committee’s assessment of performance against the specific goals described below.

Gregory A. White:

The Chief Financial Officer’s department/individual performance goals related to:

▪	Effective asset and liability management;
▪	Investment Portfolio Management;
▪	Managing liquidity;
▪	Development of profitability models and capital planning; and
▪	Production of audited financial statements.

Michael T. Schweighoffer:

The Chief Lending Officer’s department/individual performance goals related to:

▪	Growth in Commercial Real Estate Loans;
▪	Growth in Commercial and Industrial Loans;
▪	Growth in Residential and Consumer Lending;
▪	Growth in Cash Management Services fees and deposits; and
▪	Managing Loan Portfolio and maintaining Asset Quality.

Kenneth F. Burns:

The Director of Retail and Marketing’s department/individual performance goals related to:

▪	Customer checking account growth, both in number of new accounts and deposit growth;
▪	Small business checking account growth;
▪	Small business loan growth;
▪	Municipal deposit growth;
▪	Internal referral of wealth management products;
▪	Overseeing Company-wide marketing and expanding brand in new markets; and
▪	Adding new branches while controlling costs.

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In determining actual achievement against the goals for Messrs. White, Schweighoffer and Burns, the Compensation Committee conducted an overall assessment of the processes undertaken to fulfill each goal during the year and made a discretionary judgment as to whether the final outcome met the goal prescribed and reported the results to the full Board of Directors.

Catherine M. Burns

Weighting	Goals	Threshold	Target	Maximum	Actual
10%	Net Income	$15,800,000	17,900,000	19,700,000	20,937,000
5%	ROAE	6.00%	6.77%	7.45%	7.71%
10%	Operating Expense/Assets	2.27	2.17	2.07	2.10

In addition to the above goals, 75% of the award was determined based on the Compensation Committee’s assessment of performance against the specific goals described below.

The Chief Risk Officer’s department/individual performance goals related to:

▪	Governance and oversight of risk management division strategies and activities, including Operational Risk and Information Security;
▪	Oversight of the design, implementation and execution of the Enterprise Risk Management program;
▪	Direct oversight of credit risk, including special assets, underwriting, portfolio administration and reporting, to maintain strong asset quality and ensure risk rating accuracy;
▪	Maintaining regulatory “best practice” standards to ensure compliance with all laws and regulations; and
▪	Administration of Internal Audit program and Internal Control Program, to ensure strong framework and effective controls.

The Chief Risk Officer’s goals tend to be fundamentally different, and less quantifiable, than the goals for the other NEOs. Given the nature of these goals, goals within this category were determined by the Compensation Committee, in its discretion, based on an overall assessment of the processes undertaken to fulfill each goal during the year and the judgment of the Compensation Committee as to whether the final outcome met the goal prescribed. The results were then reported to the full Board of Directors.

2017 Awards:

In 2017, the applicable performance category weights, target dollar amounts and percentage goals achieved based on target for each executive officer are as set forth below.  Non-equity cash incentive awards were paid in 2018 as follows:

John J. Patrick, Jr.

Category Weighting	Target Incentive Award	Percent Achieved to Target	Award Paid
Bank wide 80%	$216,956	144%	$312,418
Individual 20%	$54,239	54%	$29,479
Total	$271,196	126%	$341,897

Gregory A. White

Category Weighting	Target Incentive Award	Percent Achieved to Target	Award Paid
Bank wide 75%	$61,877	144%	$89,103
Individual 25%	$20,626	75%	$15,469
Total	$82,503	127%	$104,572

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Michael T. Schweighoffer

Category Weighting	Target Incentive Award	Percent Achieved to Target	Award Paid
Bank wide 75%	$67,502	144%	$97,204
Individual 25%	$22,501	75%	$16,876
Total	$90,003	127%	$114,079

Kenneth F. Burns

Category Weighting	Target Incentive Award	Percent Achieved to Target	Award Paid
Bank wide 75%	$52,148	144%	$75,093
Individual 25%	$17,382	75%	$13,034
Total	$69,530	127%	$88,127

Catherine M. Burns

Category Weighting	Target Incentive Award	Percent Achieved to Target	Award Paid
Bank wide 25%	$16,996	144%	$24,474
Individual 75%	$50,987	129%	$65,582
Total	$67,983	132%	$90,056

Long-Term Incentive Compensation

Total compensation to our NEOs, as well as other executives and key employees, has historically included long-term incentive awards granted under the 2012 Stock Incentive Plan. The 2012 Stock Incentive Plan was typical for institutions like the Company that had recently converted from mutual to public ownership form, and whose executives had been unable to own stock in the Company prior to that conversion. Most of the available awards were granted shortly after shareholder approval of the 2012 Plan, again as is typical in recent conversions. Our NEOs did not receive any additional equity awards in 2013-2016 while the initial 2012 grants were vesting.

The Board and management believe that equity compensation is a critical component of a total direct compensation package for our executive team in order to further align the interests of executives and shareholders as well as provide a competitive executive compensation package. Accordingly, the Company sought and received shareholder approval in 2016 of the 2016 Stock Incentive Plan, which will be used to incentivize management on a going-forward basis. Initial awards were made to NEOs under the plan in February 2017. The awards consisted of restricted stock units (“RSUs”) which vest over a three-year period based on corporate performance and, continued employment.

Forty percent of the RSUs granted to each of our NEOs vest solely on continued employment. These time-vested awards vest ratably over the three-year vesting period, and provide a retention incentive to executives as well as continued alignment between executive and shareholder interests. The remaining 60% of the RSUs granted to each of our NEOs vest based on our performance against two pre-established performance objectives: return on average assets and earnings per share. These goals were selected to reflect our focus on increasing our earnings over a multi-year period, as well as our belief that an internal focus on earnings growth will translate into growth in long-term shareholder value. Performance against these two goals will be measured relative to our internal expectations over the three-year period that began January 1, 2017. The Company has established specified threshold, target, and maximum performance expectations, and the number of shares that ultimately vest in 2020 will be determined by

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our performance relative to those expectations. The Board believes that the performance required to achieve vesting under the performance-vested portion of our awards is meaningful, challenging to achieve, aligned with our long-term strategic plan and will result in significant value creation to shareholders. We have chosen not to disclose the specific multi-year performance expectations established relative to the performance-vested awards for competitive reasons.

In addition to the three-year vesting period, the performance-vested shares contain a provision prohibiting executives from selling any shares that ultimately vest for a period of two additional years after the vesting date. This post-vest holding period further strengthens the ownership culture among our executive team while also providing a mechanism for recovery of any erroneously awarded incentive compensation in the case of a restatement of our earnings, per our clawback policy.

Return on average assets and earnings per share will continue to be the measured goals with a new performance period to cover a new three-year period that began January 1, 2018. The Company has established specified threshold, target, and maximum performance expectations, and the number of shares that ultimately vest in 2021 will be determined by our performance relative to those expectations.

Retirement and Other Benefits

Supplemental Retirement Plan for Senior Executives

We adopted a Supplemental Retirement Plan for Senior Executives (the “SERP”) in 2008 and 2009, for the purposes of providing supplemental retirement benefits to certain executives who have been designated by the Board of Directors as being eligible to participate. It is intended that the SERP comply with the requirements of Section 409A of the Internal Revenue Code and is to be construed and interpreted in a manner consistent with the requirements of Section 409A. John J. Patrick, Jr., Michael T. Schweighoffer and Gregory A. White have been designated by the Board of Directors for participation in the SERP. The benefits payable under the SERP vest at a rate of 10% for each year of service since the original date of hire, with the benefits being 100% vested upon completion of ten years of service. If an executive is involuntarily terminated without cause or is terminated due to death, disability, change in control or good reason, the benefits shall be 100% vested regardless of years of service. If an executive is terminated for cause or if the executive violates the non-competition provision in the SERP, the retirement benefit under the SERP is forfeited.

Generally, the SERP provides the designated participants with a retirement benefit equal to a fixed percentage (50% in the case of Mr. Patrick and 40% in the case of Mr. Schweighoffer and Mr. White) of such executive’s final average compensation (final average compensation is an average of the executive’s highest three (3) years of compensation within the last five (5) years multiplied by a prorate fraction, the numerator of which is the executive’s years of employment and the denominator of which is set forth in each executive’s participation agreement (16 years for Mr. Patrick, 18 years for Mr. Schweighoffer and 21 years for Mr. White). If the executive is terminated prior to the age of 62, the amount of the benefit is reduced by 6% per year for each year prior to age 62. However, in the case of the executive’s termination upon disability or termination without cause or for good reason within two (2) years of a change in control, the benefit shall be calculated as if the executive had completed the years of employment between disability or termination and age 65, and as if the executive’s final average compensation had increased 3% per year for each calendar year until age 65. If the benefits provided under the SERP, either on its own, or when aggregated with other payments to the executive that are contingent on a change in control would cause the executive to have an “excess parachute payment” under Section 280G of the Internal Revenue Code, the benefits under the SERP and/or other payments shall be reduced to avoid such a result with the amounts under the executive’s employment agreement or change in control agreement reduced first and the SERP benefits reduced next.

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The executive (or the executive’s beneficiary in the case of death) is entitled to receive the retirement benefits under the SERP (i) if the executive retires or terminates employment (other than due to cause or death) on or after age 65, (ii) if the executive terminates employment (other than due to cause, death or disability, or following a change in control) prior to age 65, (iii) if the executive becomes disabled prior to age 65, (iv) if the executive dies, or (v) if the executive is terminated without cause or for good reason within a two (2) year period after a change in control.

Voluntary Deferred Compensation Plan for Directors and Key Employees

Since 1992, we have maintained a Voluntary Deferred Compensation Plan for Directors and Key Employees for the purpose of attracting, retaining and motivating individuals of high caliber and experience to act as directors and key employees. With respect to participation in the plan by key employees, the plan is intended to be an unfunded plan under ERISA. Effective January 1, 2010, we amended the plan to limit it only to directors and to discontinue further deferrals by key employees. In addition, the amendment changed the interest rate credited to participants’ accounts with respect to participants who had not retired or otherwise been terminated prior to January 1, 2010. Although employees may not make deferrals under the plan on or after January 1, 2010, deferral accounts continue to be maintained for former key employee participants until all amounts credited to such deferral accounts have been paid to such employees, and the time and form of such payments are governed by the provisions of the plan in effect as of the date of such retirement or termination. This plan was further amended as of January 1, 2013 to change the interest rate for deferrals made thereafter with respect to individuals who make deferrals. Per the amendment, interest on deferrals after January 1, 2013 is set annually in December at a rate equal to the Bank’s five year Certificate of Deposit rate for December. This plan is unsecured and unfunded.

Generally, the plan permits eligible participants to defer all or a portion of their fees or compensation. Deferred amounts are credited to a bookkeeping account and earn interest until they are paid out in full. With respect to participants who have retired or been otherwise terminated prior to January 1, 2010, the deferral accounts earn interest at a rate equal to the 5-year CD rate plus 4%, subject to a minimum of 8% and maximum of 12%, with the rate set in December and applying for the following year. With respect to participants who have not retired or been otherwise terminated prior to January 1, 2010, the deferral contributions made earn interest at a rate equal to 8%. The plan was amended December 20, 2012 such that all contributions that are made on or after January 1, 2013 shall be a rate of interest, set annually in December to be effective for the subsequent calendar year, equal to the five-year Bank Certificate of Deposit.

Voluntary Deferred Compensation Plan for Key Employees

We also maintain a Voluntary Deferred Compensation Plan for Key Employees which was effective January 1, 2007. The plan is intended to be an unfunded plan under ERISA. The plan permits eligible employees to defer all or a portion of their compensation. Deferred amounts are credited to a bookkeeping account and earn interest until they are paid out in full. The deferred amounts earn interest at a rate equal to the 5-year CD rate. The rate is set in December and applies for the following year.

Life Insurance Premium Reimbursement Agreement

Effective January 1, 2009, we entered into Life Insurance Premium Reimbursement Agreements with John J. Patrick, Jr., our President and Chief Executive Officer, and Gregory A. White, our Chief Financial Officer. Effective April 14, 2011, we also entered into a Life Insurance Premium Reimbursement Agreement with Michael T. Schweighoffer, our Executive Vice President and Chief Lending Officer. The agreement with Mr. Patrick provides that in the event he purchases an individual supplemental life insurance policy providing $2.0 million of pre-retirement term life coverage and $1,000,000 of post-retirement coverage, we agree to pay Mr. Patrick a tax-adjusted bonus in an amount equal to the total amount of premiums, increased by 40% paid for such plan provided we receive documentation evidencing such payments. The agreements with Mr. White and Mr. Schweighoffer provide that in the event they purchase an individual supplemental life insurance policy providing $1.0 million of pre-retirement term life coverage and $250,000 of post-retirement coverage, we agree to pay each of them, as

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applicable, a tax-adjusted bonus in an amount equal to the total amount of premiums, increased by 40% paid for such plan provided we receive documentation evidencing such payments. Pursuant to the agreements, we may provide the levels of insurance required through our group insurance policy, in which case we are not obligated to reimburse Messrs. Patrick, White or Schweighoffer for their individual policy.

Defined Benefit Employees’ Pension Plan

We maintain the Farmington Bank Defined Benefit Employees’ Pension Plan, a non-contributory defined benefit plan intended to satisfy the requirements of Section 401(a) of the Internal Revenue Code. As of February 28, 2013, the Company imposed a “hard freeze” on this plan, freezing all benefit accruals as of that date and providing no additional benefits after such date. The Company believes its 401(k) and Employee Stock Ownership plans provide appropriate retirement programs for its employees.

As of January 1, 2007 employees who were already participants in the plan continue to be participants in the plan. Employees who were hired on or after January 1, 2007 are not eligible for the Pension Plan. Currently, Kenneth F. Burns, our Director of Retail and Marketing, is the only NEO eligible to participate in this plan.

401(k) Plan

We have established the Farmington Bank 401(k) Plan, a tax-qualified plan under Section 401(a) of the Internal Revenue Code which provides for a cash or deferred arrangement under Section 401(k) of the Internal Revenue Code.

Under the plan, employees may elect to defer a percentage of compensation each year provided the total deferrals in 2017 do not exceed $18,000 and after 2017 the dollar limit may increase for cost-of-living adjustments. In addition, employees age 50 or over may elect to defer additional amounts called catch-up contributions, which may be deferred regardless of any other limitations on the amount that you may defer to the plan. The maximum catch-up contribution permitted in 2017 was $6,000 and after 2017 the dollar limit may increase for cost-of-living adjustments.

Under the plan, we have the option to make safe harbor qualified non-elective contributions in an amount equal to 3% of compensation for the plan year. We may also make discretionary matching contributions equal to a uniform percentage of an employee’s salary deferrals. In addition, we may make discretionary profit sharing contributions that are allocated among eligible employees depending on how much compensation an employee receives during the year and the classification to which the employee is assigned.

Employee Stock Ownership Plan

We maintain an employee stock ownership plan that is available to our employees, including our executive officers.  Contributions in such amounts as the Board of Directors may annually determine are allocated among eligible employees on the basis of relative compensation subject to limitations set forth in the plan. Participants become 100% vested in allocations to their accounts after six years of service. Contributions, which may be in cash or stock, are invested by the Plan’s trustee in shares of common stock of the Company.

Employment Agreements

We have entered into an employment agreement with John J. Patrick, Jr., our President and Chief Executive Officer. Pursuant to the Agreement, Mr. Patrick will serve as President and Chief Executive Officer of the Company and Farmington Bank until December 31, 2020, subject to one year extensions upon written notice from the Company to Mr. Patrick by October 1 of each year. The Agreement provides for an initial base salary of $500,000 per year, subject to possible annual increases. The Agreement also provides that Mr. Patrick is eligible to earn an annual incentive bonus at the discretion of the Company, as determined in good faith by the Board of Directors or the Compensation Committee. Mr. Patrick is eligible to participate in all savings and retirement plans, policies and programs as may be made available by Farmington Bank to executive-level employees generally, including our Supplemental Executive Retirement Plan for Senior Executives. In addition, Mr. Patrick is entitled to participate on

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the same basis as all other executive officers of Farmington Bank in standard benefit programs, including group health, disability and life insurance programs.

The Agreement also provides that, in the event Mr. Patrick’s employment is terminated for certain events, then, Mr. Patrick is entitled to receive severance in an amount equal to three (3) times his annual base salary in effect on the date of termination, plus the continuation of certain insurance benefits.

On June 7, 2016 the Company entered into Change of Control Agreements with the Named Executive Officers. Each of the agreements includes a "double trigger" for severance benefits, which requires both a change in control and associated termination of employment before benefits become payable. Severance payments to the Executives are calculated as 2x (3x for Mr. Patrick) base salary and target cash incentive for the year of termination of employment. Change of Control payments may not exceed the parachute payment restriction under Section 280G of the Internal Revenue Code. The agreements also include a one-year non-competition and non-solicitation condition (18 months for Mr. Patrick).

Policies and Practices

Equity Compensation Grant Practices

The process for awarding equity compensation is independent of any consideration of the timing of the release of material non-public information, including with respect to the determination of grant dates or stock option exercise prices. Similarly, we have never timed the release of material non-public information to affect the value of executive compensation. In general, the release of such information reflects long-established timetables for the disclosure of material non-public information such as earnings reports or, with respect to other events reportable under federal securities laws, the applicable requirements of such laws with respect to timing of disclosure.

In accordance with our equity plan, the stock options may be granted only at or above fair market value, which is defined as the closing sales price of our common stock on the NASDAQ on the date of grant.

Section 162(m) of the Internal Revenue Service Code limits the Company's ability to deduct compensation in excess of $1 million paid to the Company's CEO and to certain other executives (excluding the company’s CFO) (“covered employees”). For 2017 and prior years, this limitation did not apply to compensation that qualified under applicable regulations as "performance-based." In line with this, the Company has aimed to design and approve the performance-based compensation paid to its covered employees so that such compensation would satisfy the requirements for deductibility under Section 162(m). For 2017 and prior years, we considered Section 162(m) when making compensation decisions. However, other considerations, such as providing our NEOs with competitive compensation and providing incentives for them to remain with the Company also significantly factored into our decisions.

In December 2017, the Tax Cuts and Jobs Act was enacted. Under the Tax Cuts and Jobs Act, the qualified performance-based compensation exception to Section 162(m) that generally provided for the continued deductibility of performance-based compensation was repealed, effective for tax years commencing on or after January 1, 2018. Accordingly, commencing with our fiscal year ending December 31, 2018, compensation to our Named Executive Officers in excess of $1,000,000 not awarded prior to November 2, 2017 will generally not be deductible. Performance-based compensation awarded to our covered employees for periods prior to November 2, 2017, such as our performance-based RSUs granted in 2017 that have not yet been settled into shares of Common Stock, are expected to continue to qualify for the performance-based compensation exemption under Section 162(m). The United States Treasury has not yet issued any guidance on any limitations on the continued deductibility of these awards. Accordingly, the future deductibility of these grandfathered awards cannot be guaranteed.

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COMPENSATION OF EXECUTIVE OFFICERS AND TRANSACTIONS WITH MANAGEMENT

Summary Compensation Table

The following table sets forth certain information with respect to the compensation of our principal executive officer, principal financial officer and three most highly compensated executive officers during 2017. Each individual listed in the table below may be referred to as a named executive officer or executive officer.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards (2)	Option Awards	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (1)	All Other Compensation ($) (3)	Total ($)

John J. Patrick, Jr.	2017	539,041	—	206,944	—	341,897	980,169	96,881	2,164,932
President, CEO	2016	527,875	—	—	—	300,009	687,072	104,673	1,619,629
	2015	515,000	—	—	—	333,834	479,643	108,609	1,437,086

Gregory A. White	2017	272,703	—	77,912	—	104,572	188,761	74,284	718,232
EVP, CFO	2016	265,108	—	—	—	90,040	133,162	70,707	558,927
	2015	256,800	—	—	—	100,858	76,816	71,659	506,133

Michael T. Schweighoffer	2017	297,496	—	84,987	—	114,079	254,477	86,630	837,669
EVP, Chief Lending Officer	2016	289,111	—	—	—	98,226	175,911	77,655	640,903
	2015	280,011	—	—	—	109,974	100,687	71,257	561,929

Kenneth F. Burns	2017	230,203	—	66,158	—	88,127	24,308	48,329	457,125
EVP, Retail Banking/Marketing	2016	225,010	—	—	—	80,033	18,441	45,637	369,121
	2015	217,443	—	—	—	90,000	3,397	46,858	357,698

Catherine M. Burns	2017	225,087	—	64,699	—	90,056	—	47,532	427,374
EVP, Chief Risk Officer	2016	220,010	—	—	—	76,206	—	52,898	351,114
	2015	213,519	—	—	—	86,004	—	40,826	340,349

(1)	Reflects the change in the present value of the life annuity from fiscal year end 2016 to 2017 for both our Defined Benefit Employee Pension Plan and Supplemental Retirement Plan for Executives. Change in Pension Value is as follows:

Name and Principal Position	Year	Defined Benefit Employee Pension Plan ($) (a)	Supplemental Retirement Plan for Executives (SERP) ($)	Total ($)

John J. Patrick, Jr.	2017	—	980,169	980,169
President, Chief Executive Officer	2016	—	687,072	687,072
	2015	—	479,643	479,643

Gregory A. White	2017	—	188,761	188,761
EVP, Chief Financial Officer	2016	—	133,162	133,162
	2015	—	76,816	76,816

Michael T. Schweighoffer	2017	—	254,477	254,477
EVP, Chief Lending Officer	2016	—	175,911	175,911
	2015	—	100,687	100,687

Kenneth F. Burns	2017	24,308	—	24,308
EVP, Retail Banking and Marketing	2016	18,441	—	18,441
	2015	3,397	—	3,397

Catherine M. Burns	2017	—	—	—
EVP, Chief Risk Officer	2016	—	—	—
	2015	—	—	—

(a)	Messrs. Patrick, White, and Schweighoffer and Ms. Burns are not eligible to participate in the Defined Benefit Employee Pension Plan as

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the plan was frozen to new employees hired after January 1, 2007.

(2)	Stock Awards- Amounts in this column reflect the aggregate grant date fair value of restricted stock unit awards in 2017. There were two set of awards of restricted stock made in 2017; one being time-based, that vest over 3 years, and two being performance based. The time-based restricted stock units were awarded at the discretion of the Compensation Committee with a grant date fair value of $95,013 for Mr. Patrick, $35,770 for Mr. White, $39,022 for Mr. Schweighoffer, $30,367 for Mr. Burns and $29,707 for Ms. Burns. To calculate the grant date fair value of the performance units, the Company multiplied the discounted closing price of the Company’s Common Stock on the date of grant by the number of restricted stock units that were expected to vest based on the probable outcome of the performance results (i.e., target level of performance). The grant date fair value of awards of performance-based restricted stock units granted in 2017, assuming target level of performance, was $111,931 for Mr. Patrick, $42,142 for Mr. White, $45,965 for Mr. Schweighoffer, $35,791 for Mr. Burns and $34,992 for Ms. Burns. Assuming maximum performance, the grant date fair value was $167,875 for Mr. Patrick, $63,223 for Mr. White, $68,947 for Mr. Schweighoffer, $53,676 for Mr. Burns and $52,488 for Ms. Burns. In accordance with the requirements of Accounting Standards Codification Topic 718, a discount for illiquidity was used to estimate the fair value of the units due to the fact that the award is subject to a mandatory 2 year post-vest holding period that end on February 21, 2022. The concluded discount applied at the grant date of February 21, 2017 was 11.7%, which reduced the fair value from $24.45 (price at close) to a discounted fair value of $21.60.

(3)	All other Compensation includes the following:

Name	401(k) ($)	Employee Stock Ownership Plan ($)	Bank Owned Life Insurance ($)	Group Term Life Insurance ($)	Car Allowance ($)	Executive Life Insurance ($)	Long Term Disability ($)	Club Dues ($)	Dividends On Unvested Restricted Stock ($)	Medical Credits ($)	Total ($)
John J. Patrick, Jr.	8,100	24,997	4,002	744	3,848	48,629	6,561	0	0	0	96,881

Gregory A. White	8,100	24,997	1361	414	8,000	17,111	787	12,614	0	900	74,284

Michael T. Schweighoffer	8,100	24,997	1,558	744	12,000	17,879	7,379	13,073	0	900	86,630

Kenneth F. Burns	8,100	24,997	194	744	0	0	667	13,627	0	0	48,329

Catherine M. Burns	8,100	24,997	104	744	0	0	3,342	9,945	0	300	47,532

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Grants of Plan-Based Awards

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Equity Incentive Plan Awards			Stock Awards: Number of Shares of	Option Awards: Number of securities underlying options	Exercise or Base Price of Option	Grant Date Fair Value of Stock and Options
Name	Grant Date	Threshold ($)	Target ($)	Max ($)	Threshold ($)	Target ($)	Max ($)	Stock or units	Options	Awards $/share	Awards ($)

John J. Patrick, Jr.		139,666	279,332	418,998
	2/21/2017				1,295	5,182	7,772				111,931
	2/21/2017							3,886			95,013

Gregory A. White		42,488	84,978	127,467
	2/21/2017				488	1,951	2,927				42,142
	2/21/2017							1,463			35,770

Michael T. Schweighoffer		46,351	92,703	139,055
	2/21/2017				532	2,128	3,192				45,965
	2/21/2017							1,596			39,022

Kenneth F. Burns		35,807	71,614	107,421
	2/21/2017				414	1,657	2,485				35,791
	2/21/2017							1,242			30,367

Catherine M. Burns		35,011	70,022	$105,034
	2/21/2017				405	1,620	2,430				34,992
	2/21/2017							1,215			29,707

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Option Exercises and Stock Vested

The following table provides information on all exercises of options and stock vested for the Named Executive Officers during the Company’s 2017 fiscal year.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired On Vesting (#)	Value Realized on Vesting ($) (a)

John J. Patrick, Jr.	—	—	—	—
Gregory A. White	—	—	—	—
Michael T. Schweighoffer	—	—	—	—
Kenneth F. Burns	—	—	—	—
Catherine M. Burns	—	—	—	—

(a)	The amounts shown are calculated based on the closing market price of the Company’s common stock on the date of vesting multiplied by the number of shares acquired on vesting.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information on all outstanding equity awards held by each of the Named Executive Officers as of December 31, 2017.

	Option Awards					Stock Awards
Name	Number of securities underlying unexercised options. Exercisable options	Number of securities underlying Unexercised options Unexercisable	Equity Incentive Plan Awards Number of Securities Underlying Unearned Options	Options Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not yet vested	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards number of unearned shares, Units or other Rights that have not vested	Equity incentive plan awards market or payout value of unearned share, units or other rights that have not vested ($)

John J. Patrick, Jr.	344,621	0		12.95	9/5/2022	3886	101,619	7772	203,238

Gregory A. White	135,000	0		12.95	9/5/2022	1,463	38,257	2927	76,541

Michael T. Schweighoffer	135,000	0		12.95	9/5/2022	1596	41,735	3192	83,471

Kenneth F. Burns	86,400	0		12.95	9/5/2022	1,242	32,478	2485	64,983

Catherine M. Burns	68,400	0		12.95	9/5/2022	1215	31,772	2430	63,545

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Pension Benefits

The following table provides information regarding the retirement benefits for the named executive officers under our tax-qualified defined benefit and supplemental executive retirement plans, namely the Supplemental Retirement Plan for Executives for Messrs. Patrick, White and Schweighoffer, and the Defined Benefit Pension Plan for Mr. Burns. Ms. Burns was not a participant in any of our qualified or non-qualified defined benefit or supplemental executive retirement pension plans.

Name	Number of years Credited Service		Present Value of Accumulated Benefit	Payment During Last Fiscal Year
John J Patrick, Jr.	10		$3,345,925	-
Gregory A. White	9		$585,777	-
Michael T. Schweighoffer	9		$792,230	-
Kenneth F. Burns	8	(a)	$194,391	-
Catherine M. Burns	-		-	-

(a)	Plan is frozen with no more credited service.

Executive Agreements

On June 7, 2016 the Company entered into Change of Control Agreements with the Named Executive Officers.

Each of the agreements provides for a "double trigger" Change of Control with potential payments to the Executives of 2x (3x for Mr. Patrick) base salary and target cash incentive for the year of termination of employment.  Change of Control payments may not exceed the parachute payment restriction under Section 280G of the Internal Revenue Code.  There is also a one-year non-competition and non-solicitation condition (18 months for Mr. Patrick). Other than Mr. Patrick, each named executive officer is entitled to receive earned and unpaid compensation upon the retirement, death, disability or termination of the executive officer.

On April 24, 2012, the Company entered into an employment agreement with Mr. Patrick. The agreement was amended on February 28, 2013. Under the agreement, in the event Mr. Patrick’s employment is terminated without “Cause” or for “Good Reason,” he is entitled to receive severance in an amount equal to three times his annual base salary in effect on the date of termination, payable at regular payroll intervals over a 36-month period plus the continuation of certain insurance benefits.

Under the agreement, “Cause” is defined as: (i) conviction of a felony; (ii) act of fraud, embezzlement or theft in connection with Mr. Patrick’s duties or in the course of his employment; (iii) conviction of a crime described in section 19 of the Federal Deposit Insurance Act; (iv) intentional or grossly negligent act which causes material damage to the Company; (v) willful or grossly negligent violation of any law, rule, regulation or final administrative action that causes material harm to the Company or its assets; (vi) intentional or grossly negligent breach of fiduciary duty; (vii) willful or intentional failure to discharge any material obligations or duties; or (viii) material violation of the confidentiality provisions of the employment agreement.

“Good Reason” is defined as Mr. Patrick’s resignation within six (6) months after the occurrence of: (i) a diminution in base salary; (ii) a material diminution in authority, duties, or responsibilities; (iii) relocation to a location more than thirty-five (35) miles from his current principal place of work; (iv) failure to be appointed or elected or reappointed or reelected as a member of the Board of Directors; or (v) a material breach by the Company or Farmington Bank of the employment agreement.

In addition to the above, our Supplemental Retirement Plan for Senior Executives has provisions addressing termination and change in control as set forth below. Furthermore, executives who are involuntarily terminated other than for cause or terminated due to disability, retirement, or death will receive a prorated benefit, based on the termination date under our Annual Incentive Plan.

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Supplemental Retirement Plan for Executives

We implemented a Supplemental Retirement Plan effective January 1, 2009 for certain executive officers. Currently, Messrs. Patrick, White and Schweighoffer are the only participants in the plan. The plan provides that each executive will receive supplemental benefits, to the extent vested, commencing 45 days following separation from service. As of December 31, 2017, Messrs. White and Schweighoffer were 80% vested in their plan benefits and Mr. Patrick was 90% vested in his plan benefit. Messrs. Patrick, White and Schweighoffer become 100% vested in their supplemental benefits after 10 years of service. Each participant’s supplemental benefit equals a percentage of the participant’s final average compensation (as set forth in each executive’s participation agreement), multiplied by a fraction, the numerator of which is the executive’s years of employment with Farmington Bank and the denominator of which is set forth in the executive’s participation agreement. Final average compensation is defined in the plan as the three-year average of the highest base salary and bonus paid to each executive during the last five years of each executive’s employment with Farmington Bank. Supplemental benefits are distributed as of the executive’s normal benefit date and are payable in a lump sum, unless a participant has elected, at the time of execution of his participation agreement, to receive an annuity or other form of benefit.

If an executive is less than age 62 at the time of commencement of his supplemental benefit, his benefit will be further reduced by 6% per year for each year before age 62 that the benefit payment commences. Under our Supplemental Retirement Plan for Executives, if Messrs. Patrick, White or Schweighoffer were terminated for cause or voluntarily terminated their employment, they would forfeit all benefits in the event of termination for cause and if they elect to voluntarily terminate their employment, the executives would be entitled to a supplemental benefit calculated in the manner set forth above, and if applicable, multiplied by the executive’s vesting rate set forth in his participation agreement.

If Messrs. Patrick, White or Schweighoffer were to die before attaining their benefit age but while employed by us, their respective beneficiary would be entitled to a death benefit equal to the present value of the accrued annuity benefit as of the date of death, without any pre-retirement reductions, payable in a lump sum. In the event Messrs. Patrick, White or Schweighoffer were to become disabled they would be entitled to a supplemental benefit, determined in the manner set forth herein. The supplemental benefit shall be determined as an annuity benefit, at benefit age, with payments equal to the yearly benefit amount calculated as if: (i) the executive had completed years of employment between disability and benefit age, and (ii) the executive’s final average compensation had increased three percent (3%) per year for each calendar year until benefit age. The supplemental benefits are distributed as of the executive’s normal benefit date and are payable in a lump sum, unless a participant has elected, at the time of execution of his participation agreement, to receive an annuity or other form of benefit.

Under the Supplemental Retirement Plan, if a change in control occurs and within a two year period thereafter, the executive has an involuntary separation from service without cause or a separation from service for good reason, the executive will be entitled to a supplemental benefit calculated as if the executive had completed the years of employment between separation of service and benefit age and his final average compensation had increased 3% per year until his benefit age. The supplemental benefits are distributed as of the executive’s normal benefit date and are payable in a lump sum, unless a participant has elected, at the time of execution of his participation agreement, to receive an annuity or other form of benefit.

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Potential Payments Upon Termination or Change in Control

The following tables describe the potential payments based upon a hypothetical termination or a change in control on December 31, 2017 for Messrs. Patrick, White, Schweighoffer and Burns and Catherine M. Burns:

John J. Patrick, Jr.	Voluntary termination	Involuntary Termination other than for cause	Termination within 2 years after Change in Control	Retirement	Disability	Death

Salary (1)	$0	$1,627,176	$1,627,176	$0	$0	$0

Restricted Stock unvested and accelerated	$0	$0	$237,128	$33,864	$33,864	$33,864

Stock Options unvested and accelerated	$0	$0	$0	$0	$0	$0

Supplementary Retirement Plan	$3,345,925	$3,345,925	$7,404,751	$3,345,925	$6,154,607	$4,025,560

Annual Incentive Plan	$0	$271,196	$271,196	$271,196	$271,196	$271,196

BOLI						$2,438,140

Benefits and Perquisites (2)	$0	$216,966	$216,966	$0	$0	$0

Total	$3,345,925	$5,461,263	$9,757,217	$3,650,985	$6,459,667	$6,768,760

(1)	Pursuant to the terms of Mr. Patrick’s employment agreement with the Company for 3 years of salary to be paid out in connection with an involuntary termination or in connection with a change in control.
(2)	Pursuant to the terms of Mr. Patrick’s employment agreement with the Company, the Company will provide medical, group life and disability benefits plus the cost and tax-gross up of whole life, term life and disability policies owned by John Patrick for a period of three years in connection with an involuntary termination or in connection with a change in control.

Gregory A. White	Voluntary termination	Involuntary Termination other than for cause	Termination within 2 years after Change in Control	Retirement	Disability	Death

Salary	$0	$0	$550,018	$0	$0	$0

Restricted Stock unvested and accelerated	$0	$0	$89,276	$12,735	$12,735	$12,735

Stock Options unvested and accelerated	$0	$0	$0	$0	$0	$0

Supplementary Retirement Plan	$585,777	$585,777	$3,065,181	$585,777	$2,117,561	$847,915

Annual Incentive Plan	$0	$82,503	$82,503	$82,503	$82,503	$82,503

BOLI						$1,339,086

Benefits and Perquisites			$35,858

Total	$585,777	$668,280	$3,822,836	$681,015	$2,212,799	$2,282,239

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Michael T. Schweighoffer	Voluntary termination	Involuntary Termination other than for cause	Termination within 2 years after Change in Control	Retirement	Disability	Death

Salary	$0	$0	$600,022	$0	$0	$0

Restricted Stock unvested and accelerated	$0	$0	$97,383	$13,912	$13,912	$13,912

Stock Options unvested and accelerated	$0	$0	$0	$0	$0	$0

Supplementary Retirement Plan	$792,230	$792,230	$3,151,897	$792,230	$2,315,911	$1,078,206

Annual Incentive Plan	$0	$90,003	$90,003	$90,003	$90,003	$90,003

BOLI						$1,281,113

Benefits and Perquisites			$35,616

Total	$792,230	$882,233	$3,974,921	$896,145	$2,419,826	$2,463,234

Kenneth F. Burns	Voluntary termination	Involuntary Termination other than for cause	Termination within 2 years after Change in Control	Retirement	Disability	Death

Salary	$0	$0	$463,522	$0	$0	$0

Restricted Stock unvested and accelerated	$0	$0	$75,809	$10,826	$10,826	$10,826

Stock Options unvested and accelerated	$0	$0	$0	$0	$0	$0

Annual Incentive Plan	$0	$69,528	$69,528	$69,528	$69,528	$69,528

BOLI						$75,000

Benefits and Perquisites	$0	$0	$35,616	$0	$0	$0

Total	$0	$69,528	$644,475	$80,354	$80,354	$155,354

Catherine M. Burns	Voluntary termination	Involuntary Termination other than for cause	Termination within 2 years after Change in Control	Retirement	Disability	Death

Salary	$0	$0	$453,220	$0	$0	$0

Restricted Stock unvested and accelerated	$0	$0	$74,135	$10,591	$10,591	$10,591

Stock Options unvested and accelerated	$0	$0	$0	$0	$0	$0

Annual Incentive Plan	$0	$67,983	$67,983	$67,983	$67,983	$67,983

BOLI						$75,000

Benefits and Perquisites			$25,252

Total	$0	$67,983	$620,590	$78,574	$78,574	$153,574

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Director Compensation

Each non-employee director receives an annual cash retainer of $17,500; $1,000 for each board meeting and $800 for each committee meeting that the director attends. We paid fees totaling $353,900 to non-employee directors during the fiscal year ended December 31, 2017. Directors are not paid separately for their services on the Board of Directors of both FCB and Farmington Bank. No options to purchase shares of the Company’s common stock were awarded to directors in 2017. Restricted stock is issued in addition to the cash retainer, with one half installments in January and July.

The following table details the compensation paid to each of our non-management directors in 2017.

Name	Fees earned or paid in cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	2017 Total
Kevin S. Ray	$52,500	$20,029	$0	$0	$78,083		$150,612
John J. Carson	$54,900	$20,029	$0	$0	$3,576		$78,505
Ronald A. Bucchi	$51,700	$20,029	$0	$0	$48,636		$120,365
Michael A. Ziebka	$46,900	$20,029	$0	$0	$22,908		$89,837
James T. Healey, Jr.	$48,500	$20,029	$0	$0	$0		$68,529
Patricia P. (“Duby”) McDowell	$49,300	$20,029	$0	$0	$0		$69,329
John A. Green	$50,100	$20,029	$0	$0	$0		$70,129

In January 2017 Directors were awarded 438 shares at a value of $10,008 and an additional 376 shares equivalent to $10,020 in July. Shares vest upon grant. Equity awards support the satisfaction of the Stock Ownership Policy and align the financial interests of Directors with those of the shareholders.

Indemnification of Directors and Officers

FCB’s bylaws provide that FCB shall indemnify all officers, directors, employees and agents of FCB to the fullest extent permitted under Maryland and federal law. Such indemnification may include the advancement of funds to pay for or reimburse reasonable expenses incurred by an indemnified party to the fullest extent permitted under Maryland and federal law. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of FCB, pursuant to its bylaws or otherwise, FCB has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable.

Compensation Committee Interlocks and Insider Participation

During 2017, no member of the Compensation Committee was a current or former officer or employee of the Company. None of our executive officers served as a member of the compensation committee (or board of directors

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serving the compensation function) or director of another entity where such entity’s executive officers served on our Compensation Committee or Board of Directors.

Certain Relationships and Related Transactions

Federal law and regulation generally require that all loans or extensions of credit to a director or an executive officer must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. However, regulations also permit a director or an executive officer to receive the same terms through benefit or compensation plans that are widely available to other employees, as long as the director or executive officer is not given preferential treatment compared to the other participating employees.

Our directors, executive officers and employees and the directors, executive officers and employees of our subsidiaries are permitted to borrow from Farmington Bank in accordance with the requirements of federal and state law. All loans made by Farmington Bank to directors and executive officers or their related interests have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to the lender, and did not involve more than the normal risk of collectability or present other unfavorable features. At December 31, 2017 we had loans with an aggregate balance of $634,589 outstanding to our executive officers, directors and related parties of our executive officers and directors.

It is the policy of the Company, that any transaction involving insiders (directors or executive officers) must be conducted at arm’s length and that any consideration paid or received by the Company in connection with such a transaction shall be on terms no less favorable than terms available to an unaffiliated third party under the same or similar circumstances. Any transaction (or series of transactions) between the Company and a Company director, executive officer or immediate family member must be pre-approved by the Board of Directors (without the interested director present). This Policy is in writing and contained in the Company’s Code Of Conduct and Ethics Policy. In reviewing and evaluating potential conflicts of interest and related party transactions, the Board of Directors uses applicable NASDAQ listing standards and SEC rules as a guide, including the potential impact of a transaction on the independence of any director. The Board of Directors may approve a related-party transaction where it determines that the related party’s independence will not be impaired, the terms are no less favorable than terms available from an unaffiliated third party under the same or similar circumstances, and that the transaction is in the Company’s best interests.  In determining the independence of its directors, the Board of Directors considered that Mr. Ray is an owner of Deming Insurance Agency, which provided insurance agency services to the Company in 2017 below the dollar levels that NASDAQ definitions set for non-independence.

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COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee has reviewed and discussed with management the “Compensation Discussion and Analysis” disclosure appearing above in this Proxy Statement. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors of the Company that the Compensation Discussion and Analysis be included in the Company’s Proxy Statement for the fiscal year ended December 31, 2017 for filing with the SEC.

February 28, 2018

The Compensation Committee:

John J. Carson, Chairman

John A. Green

Patience P. (“Duby”) McDowell

Kevin S. Ray

CEO PAY RATIO

The Securities & Exchange Commission has adopted a “CEO Pay Ratio” disclosure requirement that is effective for this Proxy Statement for the first time. This ratio is designed to supplement the executive compensation information that appears in this Proxy Statement. The Pay Ratio requires disclosure of the annual total compensation of our median-compensated employee (excluding CEO John J. Patrick, Jr.), the annual total compensation of Mr. Patrick, and the ratio of the total compensation of Mr. Patrick to that of the total compensation of our median-compensated employee.

In determining our median employee, the Company reviewed all employees who were active as of the last pay period of 2017. We then evaluated the gross compensation paid to each of those employees in 2017. Gross compensation includes actual salary paid in 2017 as well as any bonuses, incentives, commissions or other cash compensation paid in 2017. Adjustments were made to annualize compensation for all employees hired during 2017 based on a full year work schedule, but we did not adjust or annualize compensation for our part-time employees. Once this annual compensation list was compiled we were able to determine our median-compensated employee, excluding the CEO. We believe that the compensation of the median employee chosen is a fair representation of our overall employee compensation practices and no other adjustments or changes were made in determining the median employee.

Once the median employee was selected, the only additions made to gross compensation was accounting for a 3% 401 (k) employer contribution which is made to all eligible employees and the amount credited to the employee through the Farmington Bank Employee Stock Ownership Plan (ESOP) contribution. With these two additions, the selected employee fairly represents the median-compensated employee for Farmington Bank and fairly reflects a total compensation comparative.

CEO Total Compensation	$2,164,932
Median Employee Total Compensation	$65,085

Ratio:	33.26 to 1

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PROPOSAL 2

ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION

As required by Section 14A(a)(2) of the Securities Exchange Act of 1940, FCB’s Board of Directors is providing stockholders with the opportunity to cast an advisory vote on its executive compensation at the Meeting through the following resolution:

“RESOLVED, that the stockholders approve the Company’s executive compensation, as described in the Compensation Discussion and Analysis and the tabular disclosure regarding named executive officer compensation (together with the accompanying narrative disclosure) in this Proxy Statement.”

We believe that our compensation policies and procedures, which are described more fully in the “Compensation Discussion and Analysis” section of this Proxy Statement and in the tables and narrative in the “Executive Compensation” section, are strongly aligned with the long-term interests of stockholders. These policies and procedures balance short-term and longer-term compensation opportunities to ensure that the Company meets short-term objectives while continuing to produce value for our stockholders over the long term. These policies and programs are also designed to attract and retain highly-talented executives who are critical to the successful implementation of the Company’s long-term strategic business plan.

Approval of this proposal will require the affirmative vote of a majority of our common stock represented in person or by proxy at the Meeting. This vote will not be binding on or overrule any decisions by the Board of Directors, will not create or imply any additional fiduciary duty on the part of the Board of Directors, and will not restrict or limit the ability of our stockholders to make proposals for inclusion in proxy materials related to executive compensation. The Compensation Committee and the Board of Directors will, however, take into account the outcome of the vote when considering future executive compensation arrangements.

The Board of Directors recommends a vote “FOR” approval of the Company’s executive compensation, as described in the Compensation Discussion and Analysis, and the tabular disclosure regarding named executive officer compensation (together with accompanying narrative disclosure) in this Proxy Statement.

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AUDIT COMMITTEE REPORT

Management is responsible for the Company’s internal controls and financial reporting process. The independent accountants are responsible for performing an audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

The Audit Committee’s responsibilities focus on two primary areas: (1) the adequacy of the Company’s internal controls and financial reporting process and the reliability of the Company’s financial statements; and (2) the independence and performance of the Company’s internal auditors and independent auditors. The Audit Committee meets at least quarterly to, as appropriate, review, evaluate and discuss with the Company’s management and internal and external auditors the scope of their audit plans, the results of their work, the Company’s financial statements (including, in the future, quarterly earnings releases), quarterly reports issued by the Company’s internal audit firm, the adequacy and effectiveness of the Company’s internal controls and changes in accounting principles. The Audit Committee regularly meets privately with both the internal and external auditors, each of whom has unrestricted access to the Audit Committee.

In connection with these responsibilities, the Audit Committee reviewed and discussed the Company’s audited financial statements for the fiscal year ended December 31, 2017 with management and the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP. The Audit Committee also discussed with PricewaterhouseCoopers LLP the matters required by Statement on Auditing Standards No. 61. The Audit Committee received from PricewaterhouseCoopers LLP written disclosures regarding the firm’s independence as required by Independence Standards Board Standard No. 1, wherein PricewaterhouseCoopers LLP confirms their independence within the meaning of the SEC and Independence Standards Board Rules and disclosed the fees charged for professional services in the fiscal year ended December 31, 2017. The Audit Committee discussed this information with PricewaterhouseCoopers LLP and also considered the compatibility of non-audit services provided by PricewaterhouseCoopers LLP with maintaining its independence. The Audit Committee also reviewed PricewaterhouseCoopers LLP’s proposal to act as the Company’s independent registered public accountant for the year ending December 31, 2017.

Based on the review of the audited financial statements and these various discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K, to be filed with the SEC.

March 6, 2018

The Audit Committee:

Ronald A. Bucchi, Chairman

James T. Healey, Jr.

Michael A. Ziebka

39

PROPOSAL 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

The Audit Committee has the sole authority to select, evaluate and when appropriate, to replace the Company’s independent auditors. The Audit Committee has appointed PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2018 fiscal year. Although action by our stockholders in this matter is not required, the Audit Committee believes it is appropriate to seek stockholder ratification in light of the critical role played by the independent auditors in maintaining the integrity of Company financial controls and reporting and hereby requests the stockholders to ratify such appointment. Representatives of PricewaterhouseCoopers LLP will be present at the Meeting and will have an opportunity to make a statement if they so desire and to respond to appropriate questions from stockholders.

The Board of Directors recommends a vote “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm.

Independent Accountant Fees and Services

Aggregate fees for professional services rendered for the Company by PricewaterhouseCoopers LLP as of or for the fiscal years ended December 31, 2017 and 2016 are set forth below.

	2017	2016
Audit Fees	$763,895	$675,700
Audit-Related Fees	$27,200	$3,500
Tax Fees	$34,000	$32,500
All Other Fees	$0	$0

Audit-related fees relate to system conversions in 2017 and Form S-3 in 2016.

Audit Fees for the fiscal years ended December 31, 2017 and 2016 include fees for professional services rendered for the audits of the financial statements of the Company, quarterly review of the financial statements included in the Company’s Quarterly Reports on Form 10-Q, consents, compliance with Section 404 of the Sarbanes-Oxley Act, the audits of and compliance with certain HUD programs issued by the U.S. Department of Housing and Urban Development and other assistance required to complete the year-end audit of the consolidated financial statements.

Tax Fees for fiscal years ended December 31, 2017 and 2016 were for services rendered for preparation of the annual tax returns and tax consulting.

The Audit Committee has determined that the provision of the above services is compatible with maintaining PricewaterhouseCoopers LLP’s independence.

Policy on Audit Committee Pre-Approval

The Audit Committee pre-approves all audit and non-audit services provided by the independent accountants prior to the engagement of the independent accountants with respect to such services. None of the services described above were approved by the Audit Committee under the de minimus exception provided by Rule 2-01(C)(7)(i)(c) under Regulation S-X.

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OTHER BUSINESS OF THE MEETING

The Board of Directors is not aware of any matters to come before the Meeting other than those stated in this Proxy Statement. In the event that other matters properly come before the Meeting or any adjournment thereof, it is intended that the persons named in the accompanying proxy and acting thereunder will vote in accordance with their best judgment.

ANNUAL REPORT AND FORM 10-K

The 2017 Annual Report of the Company was mailed to stockholders with this Proxy Statement. Upon request, the Company will furnish without charge a copy of the Annual Report on Form 10-K for the fiscal year ended December 31, 2017, including financial statements, but without exhibits, a copy of which has been filed with the SEC. It may be obtained by writing to Investor Relations Officer, First Connecticut Bancorp, Inc., One Farm Glen Boulevard, Farmington, Connecticut 06032.

STOCKHOLDER PROPOSALS FOR 2019

FCB’s next annual meeting is scheduled to be held on May 8, 2019. A stockholder who wants to have a qualified proposal considered for inclusion in the Proxy Statement for the Company’s 2019 annual meeting of stockholders must notify the Secretary of FCB not later than November 30, 2018. Stockholder proposals that are to be considered at the 2019 annual meeting but not requested to be included in the Proxy Statement must be submitted no later than April 8, 2019 and no earlier than March 8, 2019.

NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on May 9, 2018, including the proxy statement, the 2017 Annual Report to Stockholders and the form of proxy are available at www.edocumentview.com/FBNK.

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APPENDIX A

Revocable Proxy
First Connecticut Bancorp, Inc.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE 2018 ANNUAL MEETING OF THE STOCKHOLDERS TO BE HELD ON WEDNESDAY, MAY 9, 2018

The undersigned, revoking all prior proxies, do hereby constitute and appoint Ronald A. Bucchi and James T. Healey, Jr. or either of them, my true and lawful attorney with full power of substitution as proxy, to represent and vote at the Annual Meeting of Stockholders of the Company to be held on Wednesday, May 9, 2018, at 10:00 a.m., at Central Connecticut State University, Memorial Hall-Constitution Room, 1615 Stanley Street, New Britain, Connecticut 06050 and at any adjournment or adjournments thereof and/or to vote at any subsequent balloting on any matter considered at the aforementioned meeting, as fully and with the same effect as if I might or could do were I personally present, with full power of substitution and revocation, hereby ratifying and confirming all that my appointees or their substitutes shall lawfully do or cause to be done by virtue hereof; and I hereby revoke any proxy or proxies heretofore given by me to any person or persons whatsoever for the above purposes.

	Please be sure to date and sign this proxy card in the box below.	Date

	Sign above	Co-holder (if any) sign above
IMPORTANT: Please sign this proxy exactly as your name or names appear on your share certificates. If shares are held by more than one owner, each owner must sign. Executors, administrators, trustees, guardians and others signing in a representative capacity should give their full titles.

		For	Against	Abstain
1.	ELECTION OF
DIRECTORS:

	(1) James T. Healey, Jr.	☐	☐	☐
	(2) John J. Patrick, Jr.	☐	☐	☐
	(3) John A. Green	☐	☐	☐

		For	Against	Abstain
2.	The approval of an advisory (non-binding) proposal on the Company’s executive compensation;	☐	☐	☐

3	To ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for the Company	For	Against	Abstain
		☐	☐	☐

4	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.
THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, IT SHALL BE VOTED FOR PROPOSALS 1, 2, and 3.
PLEASE CHECK BOX IF YOU PLAN ON ATTENDING THE ANNUAL MEETING OF STOCKHOLDERS ON WEDNESDAY, MAY 9, 2018. ☐

Detach above card, sign, date and mail in postage paid envelope provided.
First Connecticut Bancorp, Inc.
please act promptly please complete, date, sign, and mail this proxy card promptly in the enclosed postage-paid envelope.

PLEASE CHECK BOX IF YOU HAVE A CHANGE IN ADDRESS. ☐

If your address has changed, please correct the address in the space provided below and return this portion with the proxy in the envelope provided.

proxy materials are
available on-line at:
http:// www.edocumentview.com/FBNK

To:	Participants in the Farmington Bank 401K Profit Sharing Plan (the “401K Plan”)
Re:	Instructions for voting your shares of First Connecticut Bancorp, Inc.

As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Stockholders of First Connecticut Bancorp, Inc. We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of First Connecticut Bancorp, Inc. held in your account in the Farmington Bank 401K Plan will be voted.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon. After you have reviewed the Proxy Statement, we urge you to vote your shares held in the 401K Plan by marking, dating, signing and returning the enclosed (GREEN) proxy card.

Computershare will tabulate the votes for the purpose of having those shares voted by Delaware Charter Guarantee & Trust Company d/b/a Principal Trust Company, the Trustee for the 401K Plan.

If your proxy card is not received, your shares in your 401K Plan account will generally not be voted.

Please note that the enclosed proxy card relates only to those shares which are in your account in the 401K Plan. If you also own shares of First Connecticut Bancorp common stock outside of the 401K Plan, you should receive other voting material (including a separate proxy card) for those shares owned by you individually.

PLEASE RETURN EACH AND EVERY PROXY CARD YOU RECEIVE.

401K PROFIT SHARING PLAN
VOTING INSTRUCTION BALLOT

First Connecticut Bancorp, Inc.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE 2018 ANNUAL MEETING OF THE STOCKHOLDERS TO BE HELD ON WEDNESDAY, MAY 9, 2018

The undersigned hereby instructs the First Bankers Trust Services, Inc. and Delaware Charter Guarantee & Trust Company d/b/a Principal Trust Company, the Trustees of the 401K Profit Sharing Plan (the “401K Plan”) of Farmington Bank to vote, as designated below, all the shares of common stock of First Connecticut Bancorp, Inc. allocated to the undersigned’s 401K Plan account as of March 16, 2018 at the Annual Meeting of Stockholders to be held on Wednesday, May 9, 2018, at 10:00 a.m., at Central Connecticut State University, Memorial Hall- Constitution Room, 1615 Stanley Street, New Britain, Connecticut 06050 and at any adjournment or adjournments thereof and/or to vote at any subsequent balloting on any matter considered at the aforementioned meeting, as fully and with the same effect as if the undersigned might or could do were I personally present, with full power of substitution and revocation, hereby ratifying and confirming all that my appointees or their substitutes shall lawfully do or cause to be done by virtue hereof; and I hereby revoke any proxy or proxies heretofore given by me to any person or persons whatsoever for the above purposes.

	Please be sure to date and sign this proxy card in the box below.	Date

	Sign above	Co-holder (if any) sign above
IMPORTANT: Please sign this proxy exactly as your name or names appear on your share certificates. If shares are held by more than one owner, each owner must sign. Executors, administrators, trustees, guardians and others signing in a representative capacity should give their full titles.

		For	Against	Abstain
1.	ELECTION OF
DIRECTORS:

	(1) James T. Healey, Jr.	☐	☐	☐
	(2) John J. Patrick, Jr.	☐	☐	☐
	(3) John A. Green	☐	☐	☐

		For	Against	Abstain
2.	The approval of an advisory (non-binding) proposal on the Company’s executive compensation.	☐	☐	☐

3.	To ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for the Company.	For	Against	Abstain
		☐	☐	☐

4.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.
THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, IT SHALL BE VOTED FOR PROPOSALS 1, 2 and 3.
PLEASE CHECK BOX IF YOU PLAN ON ATTENDING THE ANNUAL MEETING OF STOCKHOLDERS ON WEDNESDAY, MAY 9, 2018. ☐

Detach above card, sign, date and mail in postage paid envelope provided.
First Connecticut Bancorp, Inc.
please act promptly please complete, date, sign, and mail this proxy card promptly in the enclosed postage-paid envelope.

PLEASE CHECK BOX IF YOU HAVE A CHANGE IN ADDRESS. ☐

If your address has changed, please correct the address in the space provided below and return this portion with the proxy in the envelope provided.

proxy materials are
available on-line at:
http:// www.edocumentview.com/FBNK

To:	Participants in the Farmington Bank Employee Stock Ownership Plan (the “ESOP Plan”)
Re:	Instructions for voting shares of First Connecticut Bancorp, Inc.

As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Stockholders of First Connecticut Bancorp, Inc. We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of First Connecticut Bancorp, Inc. held in your account in the Farmington Bank ESOP Plan will be voted.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon. After you have reviewed the Proxy Statement, we urge you to vote your shares held in the ESOP Plan by marking, dating, signing and returning the enclosed (BLUE) proxy card. Computershare will tabulate the votes for the purpose of having those shares voted by First Bankers Trust Services, Inc., the Trustee for the ESOP Plan.

If your proxy card is not received, your shares in your ESOP Plan account will generally not be voted.

Please note that the enclosed material relates only to those shares which are in your ESOP Plan account. If you also own shares of First Connecticut Bancorp common stock outside of the ESOP Plan, you should receive other voting material (including a separate proxy card) for those shares owned by you individually.

PLEASE RETURN EACH AND EVERY PROXY CARD YOU RECEIVE.

ESOP – Revocable
Proxy
First Connecticut Bancorp, Inc.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE 2018 ANNUAL MEETING OF THE STOCKHOLDERS TO BE HELD ON WEDNESDAY, MAY 9, 2018

The undersigned understands that First Bankers Trust Services (the “ESOP Trustee”) is the holder of records and custodian of all shares allocated to the undersigned of First Connecticut Bancorp, Inc. common stock under the Farmington Bank Employee Stock Ownership Plan (the “ESOP”). Accordingly, the undersigned, revoking all prior proxies, do hereby constitute and appoint the ESOP Trustee, my true and lawful attorney with full power of substitution as proxy, to represent and vote at the Annual Meeting of Stockholders of the Company to be held on Wednesday, May 9, 2018, at 10:00 a.m., at Central Connecticut State University, Memorial Hall- Constitution Room, 1615 Stanley Street, New Britain, Connecticut 06050 and at any adjournment or adjournments thereof and/or to vote at any subsequent balloting on any matter considered at the aforementioned meeting, as fully and with the same effect as if I might or could do were I personally present, with full power of substitution and revocation, hereby ratifying and confirming all that my appointees or their substitutes shall lawfully do or cause to be done by virtue hereof; and I hereby revoke any proxy or proxies heretofore given by me to any person or persons whatsoever for the above purposes.

	Please be sure to date and sign this proxy card in the box below.	Date
	Sign above	Co-holder (if any) sign above
IMPORTANT: Please sign this proxy exactly as your name or names appear on your share certificates. If shares are held by more than one owner, each owner must sign. Executors, administrators, trustees, guardians and others signing in a representative capacity should give their full titles.

		For	Against	Abstain
1.	ELECTION OF
DIRECTORS:

	(1) James T. Healey, Jr.	☐	☐	☐
	(2) John J. Patrick, Jr.	☐	☐	☐
	(3) John A. Green	☐	☐	☐

		For	Against	Abstain
2.	The approval of an advisory (non-binding) proposal on the Company’s executive compensation.	☐	☐	☐

3.	To ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for the Company.	For	Against	Abstain
		☐	☐	☐

4.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, THE ESOP TRUSTEE WILL VOTE YOUR SHARES HELD IN THE ESOP IN THE SAME PROPORTION AS VOTES RECEIVED FROM OTHER PARTICIPANTS IN THE ESOP.

PLEASE CHECK BOX IF YOU PLAN ON ATTENDING THE ANNUAL MEETING OF STOCKHOLDERS ON WEDNESDAY, MAY 9, 2018. ☐

Detach above card, sign, date and mail in postage paid envelope provided.
First Connecticut Bancorp, Inc.
please act promptly please complete, date, sign, and mail this proxy card promptly in the enclosed postage-paid envelope.

If your address has changed, please correct the address in the space provided below and return this portion with the proxy in the envelope provided.

proxy materials are
available on-line at:

www.edocumentview.com/FBNK

First Connecticut Bancorp, Inc.

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1. Election of Directors:

	For	Against	Abstain
01 - John A. Green	☐	☐	☐
02 - James T. Healey, Jr.	☐	☐	☐
03 - John J. Patrick, Jr.	☐	☐	☐

+

B Non-Voting Items

Change of Address — Please print your new address below.

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

1 P C F +

02SZZB

First Connecticut Bancorp, Inc.

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1. Election of Directors:

	For	Against	Abstain
01 - John A. Green	☐	☐	☐
02 - James T. Healey, Jr.	☐	☐	☐
03 - John J. Patrick, Jr.	☐	☐	☐

B Non-Voting Items

Change of Address — Please print your new address below.

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 P C F

02T01B

First Connecticut Bancorp, Inc.

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Voting Instruction Ballot

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1. Election of Directors:

	For	Against	Abstain
01 - John A. Green	☐	☐	☐
02 - James T. Healey, Jr.	☐	☐	☐
03 - John J. Patrick, Jr.	☐	☐	☐

B Non-Voting Items

Change of Address — Please print your new address below.

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 P C F

02T02B